                                                                    Exhibit 4(j)

                               INSILCO CORPORATION

                                                       As Issuer


                                       to


                              THE BANK OF NEW YORK

                                                       As Trustee


                                ----------------

                                    Indenture

                           Dated as of August 12, 1997

                                ----------------




                                  $150,000,000


                    10.25% SENIOR SUBORDINATED NOTES DUE 2007







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                            TABLE OF CONTENTS



                                                                        Page


RECITALS OF THE COMPANY.................................................  1

                               ARTICLE ONE



         Definitions and Other Provisions of General Application


SECTION 101.      Definitions...........................................  2
            Act.........................................................  3
            Affiliate...................................................  3
            Agent Member................................................  3
            Applicable Procedures.......................................  3
            Asset Disposition...........................................  4
            Authenticating Agent........................................  4
            Base Interest...............................................  4
            Board of Directors..........................................  4
            Board Resolution............................................  4
            Business Day................................................  5
            Capital Lease Obligation....................................  5
            Capital Stock...............................................  5
            Cedel.......................................................  5
            Change of Control...........................................  5
            Claim.......................................................  5
            Commission..................................................  6
            Common Stock................................................  6
            Company.....................................................  6
            Company Order...............................................  6
            Company Request.............................................  6
            Consolidated EBITDA.........................................  6
            Consolidated EBITDA Coverage Ratio..........................  7
            Consolidated Income Tax Expense.............................  7
            Consolidated Interest Expense...............................  8
            Consolidated Net Income.....................................  8
            Consolidated Net Worth......................................  9
            Consolidated Subsidiaries...................................  9
            Corporate Trust Office......................................  9
            Corporation.................................................  9
            Debt........................................................  9







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Note:  This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.


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            Defaulted Interest.........................................10
            Defeasance.................................................10
            Depositary.................................................10
            Designated Senior Debt.....................................11
            DTC........................................................11
            Euroclear..................................................11
            Event of Default...........................................11
            Excepted Disposition.......................................11
            Exchange Act...............................................11
            Exchange and Registration Rights Agreement.................11
            Exchange Offer.............................................12
            Exchange Registration Statement............................12
            Exchange Securities........................................12
            Expiration Date............................................12
            Global Security............................................12
            Guarantee..................................................12
            Holder.....................................................13
            Incur......................................................13
            Indenture..................................................13
            Initial Purchasers.........................................13
            Insolvency Proceeding......................................13
            Interest Payment Date......................................13
            Interest Rate, Currency or Commodity Price
               Agreement...............................................13
            Investment.................................................14
            Lien.......................................................14
            Maturity...................................................14
            Net Available Proceeds.....................................14
            New Credit Facility........................................15
            Notice of Default..........................................16
            Obligations................................................16
            Offer Document.............................................16
            Offer Expiration Date......................................16
            Offer to Purchase..........................................16
            Officers' Certificate......................................19
            Old Credit Facility........................................19
            Opinion of Counsel.........................................19
            Original Securities........................................20
            Outstanding................................................20
            Paying Agent...............................................21
            payment in full............................................21
            Permitted Interest Rate, Currency or Commodity
               Price Agreement.........................................21
            Permitted Investment.......................................21
            Person.....................................................22



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part of the Indenture.


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            Plan of Reorganization ....................................22
            Post-Petition Interest.....................................23
            Predecessor Security.......................................23
            Preferred Stock............................................23
            Public Offering............................................23
            Purchase Agreement.........................................23
            Purchase Amount............................................23
            Purchase Date..............................................23
            Purchase Price.............................................24
            Receivables................................................24
            Receivables Sale...........................................24
            Redeemable Interest........................................24
            Redemption Date............................................24
            Redemption Price...........................................24
            Registered Securities......................................24
            Registration Default.......................................24
            Registration Default Period................................25
            Regular Record Date........................................25
            Regulation S...............................................25
            Regulation S Certificate...................................25
            Regulation S Global Security...............................25
            Regulation S Legend........................................25
            Regulation S Securities....................................25
            Reinvested Amounts.........................................26
            Related Person.............................................26
            Required Filing Dates......................................26
            Restricted Global Security.................................26
            Restricted Payment.........................................26
            Restricted Period..........................................26
            Restricted Securities......................................26
            Restricted Securities Certificate..........................26
            Restricted Securities Legend...............................27
            Restricted Subsidiary......................................27
            Rule 144A..................................................27
            Rule 144A Securities.......................................27
            Securities.................................................27
            Securities Act.............................................27
            Securities Act Legend......................................27
            Security Register..........................................27
            Security Registrar.........................................27
            Senior Debt................................................27
            Shares.....................................................28
            Shelf Registration Statement...............................28
            Special Interest...........................................28
            Special Record Date........................................28





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            Stated Maturity............................................28
            Subordinated Debt..........................................29
            Subordinated Obligations"..................................30
            Subordinated Securities....................................30
            Subsidiary.................................................30
            Successor Company..........................................30
            Successor Security.........................................30
            Tender Offer...............................................31
            Transactions...............................................31
            Trust Indenture Act........................................31
            Trustee....................................................31
            Unpermitted Debt...........................................31
            Unrestricted Securities Certificate........................31
            Unrestricted Subsidiary....................................31
            U.S. Person................................................31
            Vice President.............................................32
            Voting Stock...............................................32
            Water Street...............................................33
            Wholly Owned Restricted Subsidiary.........................33
SECTION 102.      Compliance Certificates and Opinions.................33
SECTION 103.      Form of Documents Delivered to Trustee...............34
SECTION 104.      Acts of Holders; Record Dates........................34
SECTION 105.      Notices, Etc., to Trustee and
                 the Company...........................................37
SECTION 106.      Notice to Holders; Waiver............................38
SECTION 107.      Conflict with Trust Indenture Act....................39
SECTION 108.      Effect of Headings and Table of Contents.............39
SECTION 109.      Successors and Assigns...............................39
SECTION 110.      Separability Clause..................................39
SECTION 111.      Benefits of Indenture................................40
SECTION 112.      Governing Law........................................40
SECTION 113.      Legal Holidays.......................................40

                        ARTICLE TWO Security Forms


SECTION 201.      Forms Generally; Initial Forms of
                    Rule 144A and Regulation S
                 Securities............................................40
SECTION 202.      Form of Face of Security.............................41
SECTION 203.      Form of Reverse of Security..........................47
SECTION 204.      Form of Trustee's Certificate of
                 Authentication........................................51

                       ARTICLE THREE The Securities



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SECTION 301.      Title and Terms......................................52
SECTION 302.      Denominations........................................54
SECTION 303.      Execution, Authentication, Delivery
                  and Dating...........................................54
SECTION 304.      Temporary Securities.................................55
SECTION 305.      Global Securities....................................56
SECTION 306.      Registration, Registration of Transfer
                    and Exchange Generally; Restrictions
                    on Transfer and Exchange; Securities



                 Act Legends...........................................58
SECTION 307.      Mutilated, Destroyed, Lost and
                 Stolen Securities.....................................63
SECTION 308.      Payment of Interest; Interest
                 Rights Preserved......................................64
SECTION 309.      Persons Deemed Owners................................66
SECTION 310.      Cancellation.........................................66
SECTION 311.      Computation of Interest..............................67
SECTION 312.      CUSIP Numbers........................................67

                 ARTICLE FOUR Satisfaction and Discharge


SECTION 401.      Satisfaction and Discharge of Indenture..............68
SECTION 402.      Application of Trust Money...........................69

                          ARTICLE FIVE Remedies


SECTION 501.      Events of Default....................................70
SECTION 502.      Acceleration of Maturity; Rescission
                 and Annulment.........................................72
SECTION 503.      Collection of Indebtedness and Suits
                 for Enforcement by Trustee............................74
SECTION 504.      Trustee May File Proofs of Claim.....................74
SECTION 505.      Trustee May Enforce Claims
                 Without Possession of Securities......................75
SECTION 506.      Application of Money Collected.......................76
SECTION 507.      Limitation on Suits..................................76
SECTION 508.      Unconditional Right of Holders to
                    Receive Principal, Premium and
                 Interest..............................................77
SECTION 509.      Restoration of Rights and Remedies...................77
SECTION 510.      Rights and Remedies Cumulative.......................78



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SECTION 511.      Delay or Omission Not Waiver.........................78
SECTION 512.      Control by Holders...................................78
SECTION 513.      Waiver of Past Defaults..............................79
SECTION 514.      Undertaking for Costs................................79
SECTION 515.      Waiver of Stay, Usury or Extension Laws..............80

                         ARTICLE SIX The Trustee


SECTION 601.      Certain Duties and Responsibilities..................80
SECTION 602.      Notice of Defaults...................................80
SECTION 603.      Certain Rights of Trustee............................81
SECTION 604.      Not Responsible for Recitals or
                 Issuance of Securities................................82
SECTION 605.      May Hold Securities..................................83
SECTION 606.      Money Held in Trust..................................83
SECTION 607.      Compensation and Reimbursement.......................83
SECTION 608.      Disqualification; Conflicting Interests..............84
SECTION 609.      Corporate Trustee Required; Eligibility..............84


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SECTION 610.      Resignation and Removal; Appointment
                 of Successor..........................................85
SECTION 611.      Acceptance of Appointment by Successor...............86
SECTION 612.      Merger, Conversion, Consolidation or
                 Succession to Business................................87
SECTION 613.      Preferential Collection of Claims
                 Against Company.......................................87
SECTION 614.      Appointment of Authenticating Agent..................87
SECTION 615.      Trustee's Application for Instructions
                 from the Company......................................90

         ARTICLE SEVEN Holders' Lists and Reports by Trustee and
                                 Company


SECTION 701.      Company to Furnish Trustee Names and
                 Addresses of Holders..................................90
SECTION 702.      Preservation of Information;
                 Communications to Holders.............................91
SECTION 703.      Reports by Trustee...................................91
SECTION 704.      Reports by the Company...............................92
SECTION 705.      Officers' Certificate with Respect to
                 Change in Interest Rates..............................92

                ARTICLE EIGHT Merger, Consolidation, Etc.


SECTION 801.      Mergers, Consolidations and Certain
                    Transfers, Leases and Acquisitions
                 of Assets.............................................92
SECTION 802.      Successor Substituted................................95

                   ARTICLE NINE Supplemental Indentures


SECTION 901.      Supplemental Indentures Without
                 Consent of Holders....................................95
SECTION 902.      Supplemental Indentures with Consent
                 of Holders............................................96
SECTION 903.      Execution of Supplemental Indentures.................97
SECTION 904.      Effect of Supplemental Indentures....................98
SECTION 905.      Conformity with Trust Indenture Act..................98
SECTION 906.      Reference in Securities to Supplemental
                 Indentures............................................98
SECTION 907.      Changes Adverse to Holders of Senior Debt.           98



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part of the Indenture.


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                          ARTICLE TEN Covenants


SECTION 1001.     Payment of Principal, Premium and
                 Interest..............................................99
SECTION 1002.     Maintenance of Office or Agency......................99
SECTION 1003.     Money for Security Payments to Be
                 Held in Trust........................................100
SECTION 1004.     Existence...........................................101
SECTION 1005.     Maintenance of Properties...........................101
SECTION 1006.     Payment of Taxes and Other Claims...................102
SECTION 1007.     Maintenance of Insurance............................102
SECTION 1008.  Limitation on Consolidated Debt........................102
SECTION 1009.     Limitation on Debt and Preferred Stock
                 of Subsidiaries......................................106
SECTION 1010.     Limitation on Layered Debt..........................107
SECTION 1011.     Limitation on Issuance of Guarantees
                 of Subordinated Debt.................................107
SECTION 1012.     Limitation on Restricted Payments...................107
SECTION 1013.     Limitation on Dividend and Other Payment
                 Restrictions Affecting Subsidiaries..................110
SECTION 1014.     Limitation on Liens.................................112
SECTION 1015.     Limitation on Ownership of Capital
                 Stock of Subsidiaries................................112
SECTION 1016.     Limitation on Transactions with
                 Affiliates and Related Persons.......................113
SECTION 1017.     Limitation on Certain Asset
                 Dispositions.........................................114
SECTION 1018.     Change of Control...................................118
SECTION 1019.     Provision of Financial Information..................120
SECTION 1020.     Unrestricted Subsidiaries...........................121
SECTION 1021.     Statement by Officers as to Default;
                 Compliance Certificates..............................123
SECTION 1022.     Waiver of Certain Covenants.........................124

                 ARTICLE ELEVEN Redemption of Securities


SECTION 1101.     Redemption at the Election of the
                  Company.............................................124
SECTION 1102.     Applicability of Article............................125
SECTION 1103.     Election to Redeem; Notice to Trustee...............125
SECTION 1104.     Selection by Trustee of Securities
                  to Be Redeemed......................................125





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SECTION 1105.     Notice of Redemption................................126
SECTION 1106.     Deposit of Redemption Price.........................127
SECTION 1107.     Securities Payable on Redemption Date...............127
SECTION 1108.     Securities Redeemed in Part.........................127

            ARTICLE TWELVE Defeasance and Covenant Defeasance


SECTION 1201.     Company's Option to Effect Defeasance
                 or Covenant Defeasance...............................128
SECTION 1202.     Defeasance and Discharge............................128
SECTION 1203.     Covenant Defeasance.................................129
SECTION 1204.     Conditions to Defeasance or Covenant
                 Defeasance...........................................129
SECTION 1205.     Deposited Money and U.S. Government
                    Obligations to Be Held in Trust;
                 Other Miscellaneous Provisions.......................132
SECTION 1206.     Reinstatement.......................................132

               ARTICLE THIRTEEN Subordination of Securities


SECTION 1301.     Securities Subordinate to Senior Debt...............133
SECTION 1302.     Payment Over of Proceeds Upon
                 Dissolution, Etc.....................................133
SECTION 1303.     No Payment When Senior Debt in Default..............135
SECTION 1304.     Certain Payments Permitted..........................137


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SECTION 1305.     Subrogation to Rights of Holders
                 of Senior Debt.......................................137
SECTION 1306.     Provisions Solely to Define Relative
                 Rights...............................................138
SECTION 1307.     Trustee to Effectuate Subordination.................138
SECTION 1308.     No Waiver of Subordination Provisions...............139
SECTION 1309.     Notice to Trustee...................................140
SECTION 1310.     Reliance on Judicial Order or
                 Certificate of Liquidation Agent.....................141
SECTION 1311.     Trustee Not Fiduciary for Holders of
                 Senior Debt..........................................142
SECTION 1312.     Rights of Trustee as Holder of Senior
                    Debt; Preservation of Trustee's
                 Rights...............................................142
SECTION 1313.     Article Applicable to Paying Agents.................142
SECTION 1314.     Defeasance of this Article Thirteen.................143

         ARTICLE FOURTEEN Jurisdiction and Consent to Service of
                                 Process


SECTION 1401.     Jurisdiction and Consent to Service
                 of Process...........................................143


ANNEX A -- Form of Regulation S Certificate

ANNEX B -- Form of Restricted Securities Certificate

ANNEX C -- Form of Unrestricted Securities Certificate


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part of the Indenture.



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
                           INSILCO CORPORATION

             Certain Sections of this Indenture relating to
                     Sections 310 through 318 of the
                      Trust Indenture Act of 1939:

Trust Indenture                                       Indenture
  Act Section                                          Section

Section 310(a)(1)  .................................     609
      (a)(2)      .................................     609
      (a)(3)      .................................     Not Applicable
      (a)(4)      .................................     Not Applicable
      (b)         .................................     608
                  .................................     610
Section 311(a)     .................................     613
      (b)         .................................     613
Section 312(a)     .................................     701
                  .................................     702(a)
      (b)         .................................     702(b)
      (c)         .................................     702(c)
Section 313(a)     .................................     703(a)
      (a)(4)      .................................     101
                                                       1004
      (b)         .................................     703(a)
      (c)         .................................     703(a)
      (d)         .................................     703(b)
Section 314(a)     .................................     704
      (b)         .................................     Not Applicable
      (c)(1)      .................................     102
      (c)(2)      .................................     102
      (c)(3)      .................................     Not Applicable
      (d)         .................................     Not Applicable
      (e)         .................................     102
Section 315(a)     .................................     601
      (b)         .................................     602
      (c)         .................................     601
      (d)         .................................     601
      (e)         .................................     514
Section 316(a)     .................................     101
      (a)(1)(A)   .................................     502
                  .................................     512
      (a)(1)(B)   .................................     513
      (a)(2)      .................................     Not Applicable
      (b)         .................................     508
      (c)         .................................     104
Section 317(a)(1)  .................................     503
      (a)(2)      .................................     504
      (b)         .................................     1003
Section 318(a)    .................................     107

INDENTURE, dated as of August 12, 1997, among INSILCO
CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 425 Metro Place


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-----------------
Note:  This reconciliation and tie shall not, for any

N., Fifth Floor, Box 7196, Dublin, Ohio 43017, and THE BANK OF NEW YORK, a New York banking corporation, as Trustee (herein called the "Trustee").


                         RECITALS OF THE COMPANY

            The Company has duly authorized the creation of an issue of $150,000,000 aggregate principal amount of its 10.25% Senior Subordinated Notes due 2007(herein called the "Securities") of substantially the tenor and amount herein after set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture. The Securities may consist of either or both of Original Securities or Exchange Securities, each as defined herein. The Original Securities and the Exchange Securities shall rank pari passu with one another.

            All things necessary (i) to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company and (ii) to make this Indenture a valid agreement of the Company, all in accordance with their respective terms, have been done.


            NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                               ARTICLE ONE

                    Definitions and Other Provisions
                         of General Application

SECTION 101.      Definitions.

            For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

            (1) the terms defined in this Article have the


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
      meanings assigned to them in this Article and include the plural as well as the singular;

            (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

            (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation;

            (4) all references in this Indenture and the Securities to interest in respect of any Security shall be deemed to include all Special Interest, if any, in respect of such Security, unless the context otherwise requires, and express mention of the payment of Special Interest in any provision hereof or thereof shall not be construed as excluding reference to Special Interest in those provisions hereof or thereof where such express mention is not made; all references in this Indenture and the Securities to principal in respect of any Security shall be deemed to include any Redemption Price or Purchase Price payable in respect of such Security pursuant to any redemption or Offer to Purchase hereunder (and all such references to the Stated Maturity of the principal in respect of any Security shall be deemed to include the Redemption Date with respect to any such Redemption Price and the Purchase Date with respect to any such Purchase Price), and express mention of the payment of any Redemption Price or Purchase Price in any provision hereof or thereof shall not be construed as excluding reference to any Redemption Price or Purchase Price in those provisions hereof or thereof where such express reference is not made;

            (5) unless the context otherwise requires, any reference to "Article", "Section" or "Annex" refers to an Article or Section of or Annex to this Indenture;

            (6) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

            (7) all references to $, US$, dollars or United States dollars shall refer to the lawful currency of the United States.

            "Act", when used with respect to any Holder, has the meaning specified in Section 104.

            "Affiliate" of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "Agent Member" means any member of, or participant in, the Depositary.

            "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Security, Euroclear and Cedel, in each case to the extent applicable to such transaction and as in effect at the time of such transfer or transaction.

            "Asset Disposition" means, with respect to the Company or any Restricted Subsidiary, any transfer, conveyance, sale, lease or other disposition by the Company or such Restricted Subsidiary (including a consolidation or merger or other sale of such Restricted Subsidiary with, into or to another Person in a transaction in which such Restricted Subsidiary ceases to be a Restricted Subsidiary) of (i) shares of Capital Stock (other than directors' qualifying shares) or other ownership interests of any Restricted Subsidiary, (ii) substantially all of the assets of the Company or such Restricted Subsidiary representing a division or line of business or (iii) other assets or rights of the Company or any Restricted Subsidiary outside of the ordinary course of business, but excluding, in each case of Clauses (i), (ii) and (iii), (a) any disposition in the ordinary course of business of obsolete equipment or other property used in the business of the Company or any Restricted Subsidiary that is no longer used or useful in such business, (b) any disposition by the Company or any Restricted Subsidiary to the Company or any Wholly Owned Restricted Subsidiary, (c) required payments with respect to any Debt pursuant to Section 1008, (d) any disposition that is permitted pursuant to Section 1012, and (e) the disposition of all or substantially all of the assets of the Company pursuant to Section 801.

            "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities.

            "Base Interest" means the interest that would otherwise accrue on the Securities under the terms thereof and the Indenture, without giving effect to any Special Interest.

            "Board of Directors" means, with respect to the Company, the board of directors of the Company or any duly authorized committee of that board. Except as otherwise provided or unless the context otherwise requires, each reference herein to the "Board of Directors" shall mean the Board of Directors of the Company.

            "Board Resolution" of the Company means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by its Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee. Except as otherwise expressly provided or unless the context otherwise requires, each reference herein to a "Board Resolution" shall mean a Board Resolution of the Company.

            "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

"Capital Lease Obligation" of any Person means the obligation to pay rent or other payment amounts under a lease of (or other Debt arrangements conveying the right to use) real or personal property of such Person that is required to be classified and accounted for as a capital lease or a liability on the face of a balance sheet of such Person in accordance with generally accepted accounting principles. The stated maturity of such obligation shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty. The principal amount of such obligation shall be the capitalized amount thereof that would appear on the face of a balance sheet of such Person in accordance with generally accepted accounting principles.

            "Capital Stock" of any Person means any and all shares, interests, participations or other equivalents (however designated) of corporate stock or other equity participations, including partnership interests, whether general or limited, of such Person.


            "Cedel" means Cedel Bank, S.A. (or any successor securities clearing agency).

            "Change of Control" has the meaning specified in Section 1018(c).

            "Claim" means any and all rights to payment under or in respect of any of the Securities or this Indenture, all rights, remedies, demands, causes of action and claims of every type and description at any time held or asserted by, or arising in favor of, any holder of a Security against the Company or any of its Subsidiaries or Affiliates or any of their assets, in each case on account of any breach of any promise, obligation, agreement, indemnity, representation, warranty or covenant in a Security or the Indenture or the performance or nonperformance or payment or nonpayment thereof.

            "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

            "Common Stock" of any Person means Capital Stock of such Person that does not rank prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.



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
            "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

            "Company Order" or "Company Request" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

            "Consolidated EBITDA" of any Person means for any period, on a consolidated basis for such Person and its Consolidated Subsidiaries, the sum of the amounts for such period of (i) Consolidated Net Income, (ii) Consolidated Interest Expense (but excluding any interest capitalized in accordance with generally accepted accounting principles), (iii) Consolidated Income Tax Expense, (iv) depreciation and amortization expense, (v) other non-cash charges and (vi) other non-operating expenses that have been deducted in the determination of Consolidated Net Income; provided, however, that for each such Consolidated Subsidiary the items (i) through (vi) shall be included in such sum only (x) to the extent and in the same proportion that the Consolidated Net Income of such Consolidated Subsidiary was included in calculating the Consolidated Net Income of such Person and (y) only to the extent that the amount specified in Clause (x) is not restricted from the payment of dividends or the making of distributions to such Person during such period.

            "Consolidated EBITDA Coverage Ratio" of any Person means for any period the ratio of (i) Consolidated EBITDA of such Person for such period to
(ii) the sum of (A) Consolidated Interest Expense of such Person for such period, plus (B) the annual interest expense (including the amortization of debt discount but excluding the fees and expenses incurred in connection with the amortization of the Old Credit Facility) with respect to any Debt Incurred or proposed to be Incurred by such Person or its Consolidated Subsidiaries since the beginning of such period to the extent not included within Clause (ii)(A), minus (C) Consolidated Interest Expense of such Person with respect to any Debt that is no longer outstanding or that will no longer be outstanding as a result of the transaction with respect to which the Consolidated EBITDA Coverage Ratio is being calculated, to the extent included within Clause (ii)(A); provided, however, that in making such computation, the Consolidated Interest Expense of such Person attributable to interest on any Debt bearing a floating interest rate shall be computed on a pro forma basis as if the rate in effect on the date of computation had been the applicable rate for the entire period; and provided, further, that, in the event such Person or any of its Consolidated Subsidiaries has made acquisitions or dispositions of assets not in the ordinary course of business (including by merger, consolidation or purchase of Capital Stock) during or after such period, the computation of the Consolidated EBITDA Coverage Ratio (and for the purpose of such computation, the calculation of Consolidated Net Income, Consolidated Interest Expense, Consolidated Income Tax Expense and Consolidated EBITDA) shall be made on a pro forma basis as if the acquisitions or dispositions had taken place on the first day of such period.

            "Consolidated Income Tax Expense" of any Person means for any period the consolidated provision for income taxes of such Person and its Consolidated Subsidiaries for such period determined in accordance with generally accepted accounting principles.

            "Consolidated Interest Expense" of any Person means for any period, on a consolidated basis for such Person and its Consolidated Subsidiaries, all of the following determined in accordance with generally accepted accounting principles: (i) the consolidated interest expense included in a consolidated income statement (net of interest income), (ii) the portion of any rental obligation in respect of any Capital Lease Obligation allocable to interest expense in accordance with generally accepted accounting principles; (iii) the amortization of Debt discounts (but excluding the amortization of fees and expenses Incurred in connection with the amortization of the Old Credit Facility and the amount of financing costs and expenses that are capitalized and amortized); (iv) to the extent not included in total interest expense, any net payments made or received during such period under interest rate or currency swaps, hedges or exchanges or similar derivative agreements, including any amortized portion of such payments and (v) any interest capitalized in accordance with generally accepted accounting principles.

            "Consolidated Net Income" of any Person means for any period the consolidated net income (or loss) of such Person and its Consolidated Subsidiaries for such period determined in accordance with generally accepted accounting principles; provided that there shall be excluded therefrom (i) the net income (or loss) of any Person acquired by such Person or a Subsidiary of such Person in a pooling-of-interests transaction for any period prior to the date of such transaction (subject to the final proviso of the definition of Consolidated EBITDA Coverage Ratio when Consolidated Net Income is being computed for purposes of calculating the Consolidated EBITDA Coverage Ratio),
(ii) the net income (but not net loss) of any Consolidated Subsidiary of such Person to the extent restricted from the payment of dividends or the making of distributions to such Person during such period, (iii) the net income (or loss) of any Person that is not a Consolidated Subsidiary of such Person except to the extent of the amount of dividends or other distributions actually paid to such Person by such other Person during such period, (iv) extraordinary gains and losses (and any unusual gains and losses arising outside the ordinary course of business not included in extraordinary gains and losses), (v) net gains and losses in respect of dispositions of assets other than in the ordinary course of business and (vi) the tax effect of any of the items described in Clauses (i) through (v) above.

            "Consolidated Net Worth" of any Person at any date means the consolidated stockholders' equity of such Person and its Consolidated Subsidiaries at such date, as determined on a consolidated basis in accordance with generally accepted accounting principles, less amounts attributable to Redeemable Interests of such Person; provided, however, that, with respect to the Company and its Restricted Subsidiaries, adjustments following the date of the Indenture to the accounting books and records of the Company and its Restricted Subsidiaries in accordance with Accounting Principles Board Opinions Nos. 16 and 17 (or successor opinions thereto) or otherwise resulting from the acquisition of control of the Company by another Person shall not be given effect to.

            "Consolidated Subsidiaries" of any Person means all other Persons that would be accounted for as consolidated Persons in such Person's financial statements in accordance with generally accepted accounting principles;

provided, however, that, for any particular period during which any Subsidiary of the Company was an Unrestricted Subsidiary, "Consolidated Subsidiaries" will exclude such Subsidiary for such period (or portion thereof) during which it was an Unrestricted Subsidiary.


            "Corporate Trust Office" means the office of the Trustee maintained in New York, New York, at which at any particular time its principal corporate trust business shall be administered, which as of the date hereof, is located at 101 Barclay Street, Floor 21W, New York, NY 10286.

            "Corporation" means a corporation, association, company, joint-stock company or business trust.

            "Debt" means (without duplication), with respect to any Person, whether recourse is to all or a portion of the assets of such Person, (i) every obligation of such Person for money borrowed, (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including payment obligations Incurred in connection with the acquisition of property, assets or businesses, (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person, (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business), (v) every Capital Lease Obligation of such Person,
(vi) the maximum fixed redemption or repurchase price of Redeemable Interests of such Person at the time of determination, (vii) the market value of any indebtedness, obligation or other liability of such Person in respect of any interest rate or currency swap, hedge or exchange or similar derivative agreement with any counterparty thereto, net of indebtedness, obligations or other liabilities owed to such Person by such counterparty and (viii) every obligation of the type referred to in Clauses (i) through (vii) of another Person and all dividends of another Person the payment of which, in either case, such Person has Guaranteed or for which such Person is responsible or liable, directly or indirectly, jointly or severally, as obligor, Guarantor or otherwise, but excluding from Debt (a) any indebtedness, obligations or other liabilities subject to the Plan of Reorganization and (b) any indebtedness or other liabilities Incurred in connection with obligations Incurred to pay premiums for corporate owned life insurance policies purchased by the Company in an aggregate amount not to exceed the aggregate cash value of such policies.

            "Defaulted Interest" has the meaning specified in Section 308.

            "Defeasance" has the meaning specified in Section 1202.

            "Depositary" means, with respect to any Securities, a clearing agency that is registered as such under the Exchange Act and is designated by the Company to act as Depositary for such Securities (or any successor securities clearing agency so registered).

            "Designated Senior Debt" means (i) all Obligations in respect of the New Credit Facility and (ii) all Obligations in respect of any other Senior Debt of the Company in each case in an outstanding principal amount not less than $10 million.

            "DTC" means The Depository Trust Company, a New York corporation.

            "Euroclear" means the Euroclear Clearance System (or any successor securities clearing agency).

            "Event of Default" has the meaning specified in Section 501.

            "Excepted Disposition" means a transfer, conveyance, sale, lease or other disposition by the Company or any Restricted Subsidiary of (i) the Capital Stock or any or all of the assets of Taylor Publishing Company, (ii) certain assets of a Restricted Subsidiary that may be required to be divested, in an amount not to exceed $8 million, in connection with an action by the Federal Trade Commission relating to the acquisition by the Company of certain assets of Helima-Helvetion International, Inc. or (iii) any other asset of the Company or any Restricted Subsidiary for which the Company or any Restricted Subsidiary receives a mortgage or a purchase money security interest the principal amount of which at any time outstanding does not exceed $8 million or, taken together with all other mortgages and purchase money security interests in respect of any other such assets, the aggregate principal amount of which at any time outstanding does not exceed $15 million.

            "Exchange Act" means the Securities Exchange Act of 1934 (or any successor statute), as it may be amended from time to time.

            "Exchange and Registration Rights Agreement" means the Exchange and Registration Rights Agreement, dated as of August 12, 1997, by and between the Company, and Goldman, Sachs & Co., McDonald & Company Securities, Inc. and Citicorp Securities, Inc. as Initial Purchasers, and the Holders from time to time as provided therein, as such agreement may be amended from time to time.

            "Exchange Offer" means an offer made by the Company pursuant to the Exchange and Registration Rights Agreement under an effective registration statement under the Securities Act to exchange securities substantially identical to Outstanding Securities (except for the differences provided for herein) for Outstanding Securities.

            "Exchange Registration Statement" means a registration statement of the Company under the Securities Act registering Exchange Securities for distribution pursuant to the Exchange Offer.

            "Exchange Securities" means the Securities issued pursuant to the Exchange Offer and their Successor Securities.

            "Expiration Date" has the meaning specified in Section 104.

            "Global Security" means a Security that is registered in the Security Register in the name of a Depositary or a nominee thereof.

            "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person guaranteeing any Debt, or dividends or distributions on any equity security, of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Debt,
(ii) to purchase property, securities
or services for the purpose of assuring the holder of such Debt of the payment of such Debt, or (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Debt (and "Guaranteed," "Guaranteeing" and "Guarantor" shall have meanings correlative to the foregoing); provided, however, that the Guarantee by any Person shall not include endorsements by such Person for collection or deposit, in either case, in the ordinary course of business.

            "Holder" means a Person in whose name a Security is registered in the Security Register.

            "Incur" means, with respect to any Debt or other obligation of any Person, to create, issue, incur (by conversion, exchange or otherwise), assume, Guarantee or otherwise become liable in respect of such Debt or other obligation or the recording, as required pursuant to generally accepted accounting principles or otherwise, of any such Debt or other obligation on the balance sheet of such Person (and "Incurrence", "Incurred", "Incurrable" and "Incurring" shall have meanings correlative to the foregoing); provided, however, that a change in generally accepted accounting principles that results in an obligation of such Person that exists at such time becoming Debt shall not be deemed an Incurrence of such Debt.

            "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

            "Initial Purchasers" means Goldman, Sachs & Co., McDonald & Company Securities, Inc. and Citicorp Securities, Inc. , as purchasers of the Securities from the Company pursuant to the Purchase Agreement.

            "Insolvency Proceeding" has the meaning specified in Section 1302.

            "Interest Payment Date" means the Stated Maturity of an instalment of interest on the Securities.

            "Interest Rate, Currency or Commodity Price Agreement" of any Person means any forward contract, futures contract, swap, option or other financial agreement or arrangement (including, without limitation, caps, floors, collars and similar agreements) relating to, or the value of which is dependent upon, interest rates, currency exchange rates or commodity prices or indices (excluding contracts for the purchase or sale of goods in the ordinary course of business).

            "Investment" by any Person in any other Person means (i) any direct or indirect loan, advance or other extension of credit or capital contribution to or for the account of such other Person (by means of any transfer of cash or other property to any Person or any payment for property or services for the account or use of any Person, or otherwise), (ii) any direct or indirect purchase or other acquisition of any Capital Stock, bond, note, debenture or other debt or equity security or evidence of Debt, or any other ownership interest, issued by such other Person, whether or not such acquisition is from such or any other Person, (iii) any direct or indirect payment by such Person on a Guarantee of any obligation of or for the account of such other Person or (iv) any other investment of cash or other property by such Person in or for the account of such other Person.

            "Lien" means, with respect to any property or assets, any mortgage or deed of trust, pledge, hypothecation, assignment, Receivables Sale, deposit arrangement, security interest, lien, charge, easement (other than any easement not materially impairing usefulness or marketability), encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property or assets (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

            "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

            "Net Available Proceeds" means cash, readily marketable cash equivalents, readily marketable fixed-income securities and equity securities traded on a national securities exchange or NASDAQ (valued, in the case of securities, at the market value thereof when received by the Company or such Restricted Subsidiary) received (including by way of sale or discounting of a note, installment receivable or other receivable, but excluding any other consideration received in the form of an assumption by any transferee of Debt or other obligations relating to the properties or assets transferred, or otherwise received in any non-cash form) from an Asset Disposition by the Company or any Restricted Subsidiary, net of (i) all legal, title and recording tax expenses, commissions and other fees and expenses Incurred and all federal, state, provincial, foreign and local taxes required to be accrued as a liability as a consequence of such Asset Disposition, (ii) all payments made by the Company or any Restricted Subsidiary on any Debt which is secured by assets disposed of in such Asset Disposition in accordance with the terms of any Lien upon or with respect to such assets or which must by the terms of such Lien, or in order to obtain a necessary consent to such Asset Disposition or by applicable law, be repaid out of the proceeds from such Asset Disposition, (iii) amounts provided as a reserve by the Company or any Restricted Subsidiary, in accordance with generally accepted accounting principles, against liabilities under any indemnification obligations to the buyer in such Asset Disposition (except to the extent and at the time any such amounts are released from any such reserve, such amounts shall constitute Net Available Proceeds) and (iv) all distributions and other payments made to minority interest holders in Restricted Subsidiaries or joint ventures as a result of such Asset Disposition.

            "New Credit Facility" means, collectively, the Credit Agreement dated as of July 3, 1997 among the Company, certain of its Subsidiaries, the financial institutions from time to time party thereto as Lenders and Issuing Banks, The First National Bank of Chicago and Goldman Sachs Credit Partners L.P., as syndication agents, and Citicorp USA, Inc., in its separate capacity as collateral and administrative agent for the Lenders and Issuing Banks, and the Loan Documents (as defined therein) (or other analogous documents entered into in connection with any refinancing thereof), in each case as the same may from time to time be amended, renewed, supplemented or otherwise modified at the option of the parties thereto; and any other agreement pursuant to which any of the Debt, commitments, Obligations, costs, expenses, fees, reimbursements and other indemnities payable or owing under the New Credit Facility may be refinanced, restructured, renewed, extended, refunded or increased, as any such other agreement may from time to time at the option of the parties thereto be amended, supplemented, renewed or otherwise modified.

            "Notice of Default" means a written notice of the kind specified in
Section 501(4).

            "Obligations" mean any principal, interest, penalties, expenses, fees, indemnities, reimbursements, damages and other liabilities payable under the documentation governing any Debt.

            "Offer Document" has the meaning specified in the definition of "Offer to Purchase".

            "Offer Expiration Date" has the meaning specified in the definition of "Offer to Purchase".

            "Offer to Purchase" means an offer, set forth in a writing (the "Offer Document") sent by the Company by first class mail, postage prepaid, to each Holder at its address appearing in the Security Register on the date of the Offer Document, to purchase up to the principal amount of Securities specified in such Offer Document at the purchase price specified in such Offer Document (as determined pursuant to this Indenture). Unless otherwise required by applicable law, the Offer Document shall specify an expiration date (the "Offer Expiration Date") of the Offer to Purchase which shall be, subject to any contrary requirements of applicable law, not less than 30 days or more than 60 days after the date of such Offer Document and a settlement date (the "Purchase Date") for the purchase of Securities within five Business Days after the Offer Expiration Date. The Company shall notify the Trustee in writing at least 15 Business Days (or such shorter period as is acceptable to the Trustee) prior to the mailing of the Offer Document of the Company's obligation to make an Offer to Purchase, and the Offer Document shall be mailed by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company. The Offer Document shall contain information concerning the business of the Company and its Subsidiaries which the Company in good faith believes will enable such Holders to make an informed decision with respect to the Offer to Purchase (which at a minimum will include (i) the most recent annual and quarterly financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations" required to be filed with the Trustee pursuant to Section 1019 (which requirements may be satisfied by delivery of such documents together with the Offer Document), (ii) a description of material developments in the Company's business subsequent to the date of the latest of such financial statements referred to in Clause (i) (including a description of the events requiring the Company to make the Offer to Purchase), (iii) if applicable, appropriate pro forma financial information concerning the Offer to Purchase and the events requiring the Company to make the Offer to Purchase and (iv) any other information required by applicable law to be included therein. The Offer Document shall contain all instructions and materials necessary to enable such Holder to tender Securities pursuant to the Offer to Purchase. The Offer Document shall also state:

            (1) the Section of this Indenture pursuant to which the Offer to Purchase is being made;

            (2) the Offer Expiration Date and the Purchase Date;

            (3) the aggregate principal amount of the Outstanding Securities offered to be purchased by the Company pursuant to the Offer to Purchase (including, if less than 100%, the manner by which such amount has been determined as required by this Indenture) (the "Purchase Amount");

            (4) the purchase price to be paid by the Company for each $1,000 aggregate principal amount of Securities accepted for payment (as specified pursuant to this Indenture);

            (5) that the Holder may tender all or any portion of the Securities registered in the name of such Holder and that any portion of a Security tendered must be tendered in an integral multiple of $1,000 principal amount;

            (6) the place or places where Securities are to be surrendered for tender pursuant to the Offer to Purchase and a description of the procedure which a Holder must follow to tender all or a portion of the Securities;

            (7) that interest on any Security not tendered or tendered but not purchased by the Company pursuant to the Offer to Purchase will continue to accrue;

            (8) that on the Purchase Date the purchase price will become due and payable upon each Security accepted for payment pursuant to the Offer to Purchase and that interest thereon shall cease to accrue on and after the Purchase Date;

            (9) that each Holder electing to tender a Security pursuant to the Offer to Purchase will be required to surrender such Security at the place or places specified in the Offer Document prior to the close of business on the Offer Expiration Date (such Security being duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing and bearing appropriate signature guarantees);

          (10) that Holders will be entitled to withdraw all or any portion of Securities tendered if the Company (or its Paying Agent) receives, not later than the close of business on the Offer Expiration Date, a telegram, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security the Holder tendered, the certificate number of the Security the Holder tendered and a statement that such Holder is withdrawing all or a portion of its tender;

          (11) that (a) if Securities in an aggregate principal amount less than or equal to the Purchase Amount are duly tendered and not withdrawn pursuant to the Offer to Purchase, the Company shall purchase all such Securities and (b) if Securities in an aggregate principal amount in excess of the Purchase Amount are tendered and not withdrawn pursuant to the Offer to Purchase, the Company shall purchase Securities having an aggregate principal amount equal to the Purchase Amount on a pro rata basis (with such adjustments as may be deemed appropriate so that only Securities in denominations of $1,000 or integral multiples thereof shall be purchased);

          (12) that in the case of any Holder whose Security is purchased only in part, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in an aggregate principal amount equal to and in exchange for the unpurchased portion of the Security so tendered; and

          (13) that each Holder electing to tender a Security pursuant to the Offer to Purchase will be required to complete the Option of Holder to Elect Purchase.

Any Offer to Purchase shall be governed by and effected in accordance with the Offer Document for such Offer to Purchase.

            "Officers' Certificate" of the Company means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 1021 shall be the principal executive, financial or accounting officer of the Company. Unless the context otherwise requires, each reference herein to an "Officers' Certificate" shall mean an Officers' Certificate of the Company. References herein, or in any Security, to any officer of a Person that is a partnership shall mean such officer of the partnership or, if none, of a general partner of the partnership authorized thereby to act on its behalf.

            "Old Credit Facility" means the revolving credit and term loan facility to which the Company and certain of its Subsidiaries were parties that was replaced by, and repaid in full by advances under, the New Credit Facility.

            "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be reasonably acceptable to the Trustee. An Opinion of Counsel may have qualifications customary for opinions of the type required and counsel delivering such Opinion of Counsel may rely on certificates of the Company or government or other officials customary for opinions of the type required, including certificates testifying as to matters of fact.

            "Original Securities" means all Securities other than Exchange Securities.

            "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

            (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

            (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as a Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

            (iii) Securities which have been defeased pursuant to Section 1202; and

            (iv) Securities which have been paid pursuant to Section 307 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Out standing, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

            "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

            "payment in full," together with any correlative term such as "paid in full" and "pay in full," means with respect to any Obligation payment in full thereof in cash.

            "Permitted Interest Rate, Currency or Commodity Price Agreement" of any Person means any Interest Rate, Currency or Commodity Price Agreement entered into with one or more financial institutions that is designed to protect such Person against fluctuations in interest rates or currency exchange rates with respect to Debt Incurred or, in the case of currency or commodity protection agreements, against currency exchange rate or commodity price fluctuations relating to then existing financial obligations or then existing or sold production and, in any case, not for purposes of speculation.

            "Permitted Investment" means (i) Investments in the Company or any Person that is, or as a consequence of such Investment becomes, a Restricted Subsidiary, (ii) securities either issued directly or fully guaranteed or insured by the government of the United States of America or any agency or instrumentality thereof having maturities of not more than one year, (iii) time deposits and certificates of deposit, demand deposits and banker's acceptances having maturities of not more than one year from the date of deposit, of any domestic commercial bank having capital and surplus in excess of $500 million and having a peer group rating of B or better (or the equivalent thereof) by Thompson BankWatch, Inc. or outstanding long-term debt rated BBB or better (or the equivalent thereof) by Standard & Poor's Ratings Group or Baa2 or better (or the equivalent thereof) by Moody's Investors Service, Inc., (iv) demand deposits made in the ordinary course of business and consistent with the Company's customary cash management policy in any domestic office of any commercial bank organized under the laws of the United States of America or any state thereof, (v) insured deposits issued by commercial banks of the type described in Clause (iv) above, (vi) mutual funds whose investment guidelines restrict such funds' investments primarily to those satisfying the provisions of any of Clauses (ii), (iii), (vii) and (viii) of this definition, (vii) repurchase obligations with a term of not more than seven days for underlying securities of the types described in Clauses (ii) and (iii) above entered into with any bank meeting the qualifications specified in Clause
(iii) above, (viii) commercial paper (other than commercial paper issued by an Affiliate or Related Person) rated A-1 or the equivalent thereof by Standard & Poor's Ratings Group or P-1 or the equivalent thereof by Moody's Investors Service, Inc., and in each case maturing within 360 days, (ix) receivables owing to the Company or a Restricted Subsidiary if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms, (x) any Investment consisting of loans and advances to employees of the Company or any Restricted Subsidiary for travel, entertainment, relocation, employee incentive plans or other expenses in the ordinary course of business,
(xi) any Investment consisting of a Permitted Interest Rate, Currency or Commodity Price Agreement, (xii) any Investment acquired by the Company or any of its Restricted Subsidiaries (A) in exchange for any other Investment or accounts receivable held by the Company or any such Restricted Subsidiary in connection with or as a result of a bankruptcy, workout, reorganization or recapitalization of the issuer of such other Investment or the obligor with respect to such accounts receivable or (B) as a result of a foreclosure by the Company or any of its Restricted Subsidiaries with respect to any secured Investment or other transfer of title with respect to any secured Investment in default, (xiii) any Investment that constitutes part of the consideration from an Asset Disposition made pursuant to, and in compliance with, Section 1017,
(xiv) Investments the payment for which consists exclusively of Capital Stock (exclusive of Redeemable Interests) of the Company and (xv) Investments existing as of the date of the Indenture of the Company or any Subsidiary of the Company.

            "Person" means any individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

            "Plan or Reorganization" means the Company's Amended and Restated Plan of Reorganization dated November 23, 1992.

            "Post-Petition Interest" means all interest accrued or accruing after the commencement of any Insolvency Proceeding (and interest that would accrue but for the commencement of any Insolvency Proceeding) in accordance with and at the contract rate (including, without limitation, any rate applicable upon default) specified in the agreement or instrument creating, evidencing or governing any Senior Debt, whether or not, pursuant to applicable law or otherwise, the claim for such interest is allowed as a claim in such Insolvency Proceeding.

            "Predecessor Security" of any particular Security means every Security issued before, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 307 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

            "Preferred Stock" of any Person means Capital Stock of such Person of any class or classes (however designated) that ranks prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

            "Public Offering" means any underwritten public offering of Capital Stock pursuant to a registration statement filed under the Securities Act.

            "Purchase Agreement" means the Purchase Agreement, dated as of August 7, 1997, between the Company and the Initial Purchasers, as such agreement may be amended from time to time.

            "Purchase Amount" has the meaning specified in the definition of "Offer to Purchase".

            "Purchase Date" has the meaning specified in the definition of "Offer to Purchase".

            "Purchase Price" has the meaning specified in the definition of "Offer to Purchase".

            "Receivables" means receivables, chattel paper, instruments, documents or intangibles evidencing or relating to the right to payment of money.

            "Receivables Sale" of any Person means any sale of Receivables of such Person (pursuant to a purchase facility or otherwise), other than in connection with a disposition of the business operations of such Person relating thereto or a disposition of defaulted Receivables for purpose of collection and not as a financing arrangement.

            "Redeemable Interest" of any Person means any equity security of or other ownership interest in such Person that by its terms (or by the terms of any security into which it is convertible or for which it is exchange able) or otherwise (including upon the occurrence of an event) matures or is required to be redeemed (pursuant to any sinking fund obligation or otherwise) or is convertible into or exchangeable for Debt or is redeemable at the option of the holder thereof, in whole or in part, at any time prior to the final Stated Maturity of the Securities.

            "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

            "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

            "Registered Securities" means the Exchange Securities and all other Securities sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act, together with their respective Successor Securities.

            "Registration Default" means the occurrence of any of the following events: (i) the Company has not filed the Exchange Registration Statement or Shelf Registration Statement on or before the date on which such registration statement is required to be filed pursuant to the Exchange and Registration Rights Agreement, (ii) the Exchange Registration Statement or Shelf Registration Statement has not become effective or been declared effective by the Commission on or before the date on which such registration statement is required to become or be declared effective under the requirements of the Exchange and Registration Rights Agreement, (iii) the Exchange Offer has not been completed within 45 days after the initial effective date of the Exchange Registration Statement relating to the Exchange Offer (if the Exchange Offer is then required to be made under the Exchange and Registration Rights Agreement) or (iv) any Exchange Registration Statement or Shelf Registration Statement required to be filed pursuant the Exchange and Registration Rights Agreement is filed and declared effective but shall thereafter either be withdrawn by the Company or shall become subject to an effective stop order issued pursuant to Section 8(d) of the Securities Act suspending the effectiveness of such registration statement (except as specifically permitted herein) without being succeeded immediately by an additional registration statement filed and declared effective.

            "Registration Default Period" means any period during which a Registration Default has occurred and is continuing.

            "Regular Record Date" for the interest payable on any Interest Payment Date means February 1 and August 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

            "Regulation S" means Regulation S under the Securities Act (or any successor provision), as it may be amended from time to time.

            "Regulation S Certificate" means a certificate substantially in the form set forth in Annex A.

            "Regulation S Global Security" has the meaning specified in Section 201.

            "Regulation S Legend" means a legend substantially in the form of the legend required in the form of Security set forth in Section 202 to be placed upon Regulation S Securities.

            "Regulation S Securities" means all Securities required pursuant to
Section 306(c) to bear a Regulation S Legend. Such term includes the Regulation S Global Security.

            "Reinvested Amounts", with respect to any Asset Disposition, means amounts invested, within one year from the later of the date of the related Asset Disposition or the receipt of the Net Available Proceeds from such Asset Disposition, in assets that will be used in the same or a substantially similar or related business of the Company or any of its Wholly Owned Restricted Subsidiaries as conducted prior to such Asset Disposition (determined by the Board of Directors in good faith, as evidenced by a resolution of such Board of Directors).

            "Related Person" of any Person means any other Person directly or indirectly owning (a) 5% or more of the outstanding Common Stock of such Person (or, in the case of a Person that is not a corporation, 5% or more of the equity interest in such Person) or (b) 5% or more of the combined voting power of the Voting Stock of such Person.

            "Required Filing Dates" has the meaning specified in Section 1019.

            "Restricted Global Security" has the meaning specified in Section
201.

            "Restricted Payment" has the meaning specified in Section 1012.

            "Restricted Period" means the period of 41 consecutive days beginning on and including the later of (i) the day on which Securities are first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S and (ii) the last original issue date of the Securities.

            "Restricted Securities" means all Securities required pursuant to
Section 306(c) to bear a Restricted Securities Legend. Such term includes the Restricted Global Security.

            "Restricted Securities Certificate" means a certificate substantially in the form set forth in Annex B.

            "Restricted Securities Legend" means a legend substantially in the form of the legend required in the form of Security set forth in Section 202 to be placed upon a Restricted Security.

            "Restricted Subsidiary" means (i) at any date, a Subsidiary of the Company that is not an Unrestricted Subsidiary as of such date and (ii) for any period, a Subsidiary of the Company that for any portion of such period is not an Unrestricted Subsidiary, provided that such term shall mean such Subsidiary only for such portion of such period.

            "Rule 144A" means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

            "Rule 144A Securities" means the Securities purchased by the Initial Purchasers from the Company pursuant to the Purchase Agreement, other than the Regulation S Securities.

            "Securities" has the meaning specified in the first paragraph of the recitals to this instrument and includes the Exchange Securities.

            "Securities Act" means the Securities Act of 1933 (or any successor statute), as it may be amended from time to time.

            "Securities Act Legend" means a Restricted Securities Legend or a Regulation S Legend.

            "Security Register" and "Security Registrar" have the respective meanings specified in Section 306.

            "Senior Debt" means with respect to the Company (i) all Debt and other Obligations owing in respect of the New Credit Facility (including, without limitation, all loans, letters of credit and other extensions of credit thereunder and all expenses, fees, reimbursements, indemnities and other amounts owing pursuant thereto), (ii) all Debt referred to in Clauses (i), (ii), (iii),
(v), (vii) or (viii) of the definition of Debt, whether Incurred on or prior to the date of the Indenture or thereafter Incurred, and (iii) amendments, modifications, renewals, extensions, refinancings and refundings of any such Debt; provided, however, the following shall not constitute Senior Debt: (a) any Debt owed to a Person when such Person is a Subsidiary of the Company, (b) any Debt which by the terms of the instrument creating or evidencing the same is pari passu with or subordinate in right of payment to the Securities, (c) any Debt Incurred in violation of the Indenture or (d) any Debt which is subordinate in right of payment in any respect to any other Debt of the Company. For purposes of this definition, "Debt" includes any obligation to pay principal, premium (if any), interest, penalties, reimbursement or indemnity amounts, fees and expenses (including Post-Petition Interest). To the extent any payment of Senior Debt (whether by or on behalf of the Company, as proceeds of security or enforcement or any right of setoff or otherwise) is declared to be fraudulent or preferential, set aside or required to be paid to a trustee, receiver or other similar party under any bankruptcy, insolvency, receivership or similar law, then if such payment is recovered by, or paid over to, such trustee, receiver or other similar party, the Senior Debt or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred. All Senior Debt shall be and remain Senior Debt for all purposes of the Indenture, whether or not subordinated in any Insolvency Proceeding.

            "Shares" means shares of the Company's Common Stock, $.001 par value per share.

            "Shelf Registration Statement" means a shelf registration statement under the Securities Act filed by the Company, if required by, and meeting the requirements of, the Exchange and Registration Rights Agreement (including pursuant to Section 2(b) but excluding Section 2(c) thereof and the Market Making Shelf Registration Statement (as defined therein), registering Original Securities for resale.

            "Special Interest" has the meaning specified in the form of the Securities set forth in Section 202.

            "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 308.

            "Stated Maturity", when used with respect to any Security or any instalment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such instalment of interest, as the case may be, is due and payable.

            "Subordinated Debt" means Debt of the Company as to which the payment of principal of (and premium, if any) and interest and other payment obligations in respect of such Debt shall be subordinate to the prior payment in full of the Securities to at least the following extent: (i) no payments of principal of (or premium, if any) or interest on or otherwise due in respect of such Debt may be permitted for so long as any default in the payment of principal (or premium, if any) or interest on the Securities exists; (ii) in the event that any other default exists with respect to the Securities that with the passing of time or the giving of notice, or both, would constitute an event of default, upon notice by Holders of 25% or more in principal amount of the Securities to the Trustee, the Trustee shall have the right to give notice to the Company and the holders of such Debt (or trustees or agents therefor) of a payment blockage, and thereafter no payments of principal of (or premium, if any) or interest on or otherwise due in respect of such Debt may be made for a period of 179 days from the date of such notice; and (iii) such Debt may not (x) provide for payments of principal of such Debt at the stated maturity thereof or by way of a sinking fund applicable thereto or by way of any mandatory redemption, defeasance, retirement or repurchase thereof by the Company (including any redemption, retirement or repurchase which is contingent upon events or circumstances, but excluding any retirement required by virtue of acceleration of such Debt upon an event of default thereunder), in each case prior to the final Stated Maturity of the Securities or (y) permit redemption or other retirement (including pursuant to an offer to purchase made by the Company) of such other Debt at the option of the holder thereof prior to the final Stated Maturity of the Securities, other than a redemption or other retirement at the option of the holder of such Debt (including pursuant to an offer to purchase made by the Company) which is conditioned upon a change of control of the Company pursuant to provisions substantially similar to those described under "Change of Control" (and which shall provide that such Debt will not be repurchased pursuant to such provisions prior to the Company's repurchase of the Securities required to be repurchased by the Company pursuant to the provisions described under "Change of Control").

            "Subordinated Obligations" has the meaning specified in Section
1301.

            "Subordinated Securities" mean securities distributed to the holders of the Securities (i) in an Insolvency Proceeding, pursuant to a plan of reorganization consented to by each class of Senior Debt or (ii) outside an Insolvency Proceeding, but only if, in each case, all of the terms and conditions of such securities (including, without limitation, term, tenor, interest, amortization, subordination, covenants and defaults) are in all material respects at least as favorable (and provide the same relative benefits) to the holders of Senior Debt and, in the case of an Insolvency Proceeding, to the holders of any security distributed in such Insolvency Proceeding on account of Senior Debt as the terms and conditions of the Securities and the Indenture are and provide to the holders of Senior Debt.

            "Subsidiary" of any Person means (i) a corporation more than 50% of the combined voting power of the outstanding Voting Stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof or (ii) any other Person (other than a corporation) in which such Person or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, has at least a majority ownership and power to direct the policies, management and affairs thereof.

            "Successor Company" has the meaning specified in Section 801.

            "Successor Security" of any particular Security means every Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 307 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

            "Tender Offer" means the Company's offer to purchase, commenced July 11, 1997, up to 2,857,142 Shares at a price of $38.50 per Share.

            "Transactions" means (i) the Tender Offer, (ii) the repurchase by the Company of Shares from Robert L. Smialek at $38.50 per Share pursuant to a negotiated share purchase agreement entered into in July 1997, (iii) the repurchase by the Company of Shares from Water Street at $38.50 per Share pursuant to a negotiated share purchase agreement entered into in July 1997,
(iv) the entering into by the Company of the New Credit Facility and (v) the offering of the Securities.

            "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date,

"Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

            "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

            "Unpermitted Debt" has the meaning specified in Section 1020.

            "Unrestricted Securities Certificate" means a certificate substantially in the form set forth in Annex C.

            "Unrestricted Subsidiary" means (i) at any date, a Subsidiary of the Company that is an Unrestricted Subsidiary in accordance with the provisions of
Section 1020 and (ii) for any period, a Subsidiary of the Company that for any portion of such period is an Unrestricted Subsidiary in accordance with the provisions of Section 1020, provided that such term shall mean such Subsidiary only for such portion of such period.

            "U.S. Person" means (i) any individual resident in the United States, (ii) any partnership or corporation organized or incorporated under the laws of the United States, (iii) any estate of which an executor or administrator is a U.S. Person (other than an estate governed by foreign law and of which at least one executor or administrator is a non-U.S. Person who has sole or shared investment discretion with respect to its assets), (iv) any trust of which any trustee is a U.S. Person (other than a trust of which at least one trustee is a non-U.S. Person who has sole or shared investment discretion with respect to its assets and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. Person), (v) any agency or branch of a foreign entity located in the United States, (vi) any non-discretionary or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person, (vii) any discretionary or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States (other than such an account held for the benefit or account of a non-U.S. Person), (viii) any partnership or corporation organized or incorporated under the laws of a foreign jurisdiction and formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act (unless it is organized or incorporated, and owned, by accredited investors within the meaning of Rule 501(a) under the Securities Act who are not natural persons, estates or trusts); provided, however, that the term "U.S. Person" does not include (A) a branch or agency of a U.S. Person that is located and operating outside the United States for valid business purposes as a locally regulated branch or agency engaged in the banking or insurance business, (B) any employee benefit plan established and administered in accordance with the law, customary practices and documentation of a foreign country and (C) the international organizations set forth in
Section 902(o)(7) of Regulation S under the Securities Act and any other similar international organizations, and their agencies, affiliates and pension plans.

            "Vice President", when used with respect to the Company or the Trustee, means any vice president of such Person, whether or not designated by a number or a word or words added before or after the title "vice president".

            "Voting Stock" of any Person means Capital Stock of such Person which ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

            "Water Street" means Water Street Corporate Recovery Fund I, L.P.

            "Wholly Owned Restricted Subsidiary" means a Restricted Subsidiary all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by the Company or by one or more Wholly Owned Restricted Subsidiaries or by the Company and one or more Wholly Owned Restricted Subsidiaries.

SECTION 102.      Compliance Certificates and Opinions.

            Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act or this Indenture. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

            Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

            (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

            (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (4) a statement as to whether or not, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103.      Form of Documents Delivered to Trustee.

            In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

            Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

            Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.      Acts of Holders; Record Dates.

            Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

            The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

            The ownership of Securities shall be proved by the Security
Register.

            Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

            The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities, provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each

Holder of Securities in the manner set forth in Section 106.

            The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2) or (iv) any direction referred to in Section 512. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities in the manner set forth in Section 106.

            With respect to any record date set pursuant to this Section, the party hereto which sets such record date may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities in the manner set forth in Section 106, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwith-standing the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

            Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

SECTION 105.      Notices, Etc., to Trustee and the Company.

            Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

            (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Trustee Administration, or at any other address previously furnished in writing to the Holders or the Company by the Trustee, or, with respect to notices by the Company, transmitted by facsimile transmission (confirmed by guaranteed overnight courier) to the following facsimile number: (212) 815-5915 or to any other facsimile number previously furnished in writing to the Company by the Trustee, or

            (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to it addressed to it at the address of the Company's principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company or, with respect to notices by the Trustee, transmitted by facsimile transmission (confirmed by guaranteed overnight courier) to the following facsimile number: (614) 791-3197 or to any other facsimile number previously furnished in writing to the Trustee by the Company.

SECTION 106.      Notice to Holders; Waiver.

            Where this Indenture provides for notice to

Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at its address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

            In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107.      Conflict with Trust Indenture Act.

            If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be. Until such time as this Indenture shall be qualified under the Trust Indenture Act, this Indenture, the Company and the Trustee shall be deemed for all purposes hereof to be subject to and governed by the Trust Indenture Act to the same extent as would be the case if this Indenture were so qualified on the date hereof.

SECTION 108.      Effect of Headings and Table of Contents.

            The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109.      Successors and Assigns.

            All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 110.      Separability Clause.

            In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111.      Benefits of Indenture.

            Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112.      Governing Law.

            THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

SECTION 113.      Legal Holidays.

            In any case where any Interest Payment Date, Redemption Date, Purchase Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or Purchase Date or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, Purchase Date or Stated Maturity, as the case may be.


                               ARTICLE TWO

                             Security Forms

SECTION 201. Forms Generally; Initial Forms of Rule 144A and Regulation S Securities.

            The Securities and the Trustee's certificates of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof.

            The definitive Securities shall be printed, lithographed, engraved, typewritten or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution thereof.

            Upon their original issuance, Rule 144A Securities shall be issued in the form of one or more Global Securities registered in the name of DTC, as Depositary, or its nominee and deposited with the Trustee, as custodian for DTC, for credit by DTC to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct). Such Global Securities, together with their Successor Securities which are Global Securities other than the Regulation S Global Security are collectively herein called the "Restricted Global Security".

            Upon their original issuance, Regulation S Securities shall be issued in the form of one or more Global Securities registered in the name of DTC, as Depositary, or its nominee and deposited with the Trustee, as custodian for DTC, for credit by DTC to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct), provided that upon such deposit all such Securities shall be credited to or through accounts maintained at DTC by or on behalf of Euroclear or Cedel. Such Global Securities, together with their Successor Securities which are Global Securities other than the Restricted Global Security are collectively herein called the "Regulation S Global Security".

SECTION 202.      Form of Face of Security.

            [IF THE SECURITY IS A RESTRICTED SECURITY, THEN INSERT -- THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ACQUIRING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) (4) TO AN INSTITUTION THAT IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (IF AVAILABLE), OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE (1) THROUGH (5), IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.]

            [IF THE SECURITY IS A REGULATION S SECURITY, THEN INSERT -- THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON, UNLESS THIS SECURITY IS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF IS AVAILABLE.]

            [IF THE SECURITY IS A GLOBAL SECURITY, THEN INSERT -- THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

            [IF THE SECURITY IS A GLOBAL SECURITY AND THE DEPOSITORY TRUST COMPANY IS TO BE THE DEPOSITARY THEREFOR, THEN INSERT -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                               INSILCO CORPORATION
                    10.25% SENIOR SUBORDINATED NOTES DUE 2007

[If Restricted Global Security - CUSIP No. 457659AG5]
[If Regulation S Security - CUSIP No. U45755AA0]
[If Regulation S Global Security - ISIN No. USU45755AA03]

No. __________                                        $________

            INSILCO CORPORATION, a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to __________________, or registered assigns, the principal sum of ______________ Dollars (such amount the "principal amount" of this Security) [IF THE SECURITY IS A GLOBAL SECURITY, THEN INSERT -- , or such other principal amount (which, when taken together with the principal amounts of all other Outstanding Securities, shall not exceed $150,000,000 in the aggregate at any time) as may be set forth in the records of the Trustee hereinafter referred to in accordance with the Indenture,] on August 15, 2007 and to pay interest thereon from August 12, 1997 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on February 15 and August 15 in each year, commencing February 15, 1998, at the rate of 10.25% per annum, until the principal hereof is paid or made available for payment; provided that any amount of principal of (and premium, if any) and interest on this Security which is overdue shall bear interest (to the extent that payment thereof shall be legally enforceable) at the rate of 12.25% per annum, from the date such amount is due to the day it is paid or made available for payment, and such overdue interest shall be payable on demand [IF THE SECURITY IS AN ORIGINAL SECURITY, THEN INSERT -- ; provided further that, if any Registration Default occurs under the Exchange and Registration Rights Agreement, as liquidated damages for such Registration Default, special cash interest ("Special Interest"), in addition to the Base Interest, shall accrue and be payable during the Registration Default Period for such Registration Default at a per annum rate of 0.25% for the first 90 days of such Registration Default Period, at a per annum rate of 0.50% for the second 90 days of such Registration Default Period, at a per annum rate of 0.75% for the third 90 days of such Registration Default Period and at a per annum rate of 1.0% thereafter for the remaining portion of such

Registration Default Period].

            The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be February 1 or August 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date [IF THE SECURITY IS AN ORIGINAL SECURITY, THEN INSERT --, provided that any accrued and unpaid interest (including Special Interest) on this Security upon the issuance of an Exchange Security in exchange for this Security shall cease to be payable to the Holder hereof and shall be payable on the next Interest Payment Date for such Exchange Security to the Holder thereof on the related Regular Record Date]. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on the relevant Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Interest on this Security shall be computed on the basis set forth in the Indenture.

            Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, New York and at any other office or agency maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided further that all payments of the principal (and premium, if any) and interest on Securities, the Holders of which have given wire transfer instructions to the Company or its agent at least 10 Business Days prior to the applicable payment date will be required to be made by wire transfer of immediately available funds to the accounts specified by such Holders in such instructions.

            Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.




                        INSILCO CORPORATION

[SEAL]



                        By___________________________________


Attest:

______________________________



SECTION 203.      Form of Reverse of Security.

            This Security is one of a duly authorized issue of Securities of the Company designated as its 10.25% Senior Subordinated Notes Due 2007 (herein called the "Securities"), limited in aggregate principal amount to $150,000,000, issued and to be issued under an Indenture, dated as of August 12, 1997 (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), among the Company and The Bank of New York, as

Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities, are, and are to be, authenticated and delivered.

            The Securities are subject to redemption upon not less than 30 nor more than 60 days' notice by mail, to each Holder of Securities to be redeemed at such Holder's address appearing in the Security Register, in amounts of $1,000 or an integral multiple of $1,000 principal amount, at the following Redemption Prices (expressed as percentages of principal amount) plus any accrued but unpaid interest (including Special Interest) to but excluding the Redemption Date if redeemed during the 12-month period beginning on August 15 of each of the years indicated below:

            Year                          Redemption Price
            ----                          ----------------

            2002                                105.125%
            2003                                103.417%
            2004                                101.708%
            2005 and thereafter                 100.000%


provided that interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Dates referred to on the face hereof.

            Except as described in the next paragraph, the Securities do not have the benefit of any mandatory redemption or sinking fund obligations.

            The Indenture provides that, subject to certain conditions, if (i) certain Net Available Proceeds are available to the Company as a result of Asset Dispositions or (ii) a Change of Control occurs, the Company shall be required to make an Offer to Purchase for all or a specified portion of the Securities.

            In the event of redemption or purchase pursuant to an Offer to Purchase of this Security in part only, a new Security or Securities of like tenor for the unredeemed or unpurchased portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

            If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

            The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Security or (ii) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

            The Securities shall be subordinated in right of payment to Senior Debt of the Company as provided in the Indenture.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registra tion of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

            As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, the Holders of not less than 25% in principal amount of the Securities at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of Securities at the time Outstanding a direction inconsistent with such request and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to certain suits described in the Indenture, including any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein (or, in the case of redemption, on or after the Redemption Date or, in the case of any purchase of this Security required to be made pursuant to an Offer to Purchase, on the Purchase Date).

            No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

            As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

            The Securities are issuable only in registered form without coupons in denominations of $1,000 principal amount and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

            No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

            All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

            The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York.

                   OPTION OF HOLDER TO ELECT PURCHASE

            If you want to elect to have this Security purchased in its entirety by the Company pursuant to Section 1017 or 1018 of the Indenture, check the box:

                                   / /

            If you want to elect to have only a part of this Security purchased by the Company pursuant to Section 1017 or 1018 of the Indenture, state the principal amount of this Security you want to elect to have so purchased by the
Company: $___________

Dated:                Your Signature:______________________
                                            (Sign exactly as name
                                             appears on the other
                                             side of this Security)


Signature Guarantee:________________________________________
          Notice: Signature(s) must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Trustee, which requirements will include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Trustee in addition to, or in substitution for
                        STAMP, all in accordance with the
                        Securities Exchange Act of 1934, as amended.

SECTION 204.      Form of Trustee's Certificate of
                  Authentication.

            This is one of the Securities referred to in the within-mentioned Indenture.

                              _______________________________,
                                    as Trustee


Dated:                        By  ___________________________
                                       Authorized Signatory


                              ARTICLE THREE

                             The Securities

SECTION 301.      Title and Terms.

            The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $150,000,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 303, 304, 305, 306, 307, 906, 1108 or in connection with an Offer to Purchase pursuant to Section 1017 or 1018. The Company may issue Exchange Securities from time to time pursuant to an Exchange Offer, in each case pursuant to a Board Resolution and subject to Section 303, in authorized denominations in exchange for a like principal amount of Original Securities. Upon any such exchange the Original Securities shall be cancelled in accordance with Section 310 and shall no longer be deemed Outstanding for any purpose. In no event shall the aggregate principal amount of Original Securities and Exchange Securities Outstanding exceed $150,000,000.

            The Securities shall be known and designated as the "10.25% Senior Subordinated Notes due 2007" of the Company. Their Stated Maturity shall be August 15, 2007 and they shall bear interest at the rate of 10.25% per annum (the "Base Interest"), from August 12, 1997 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually on February 15 and August 15, commencing February 15, 1998, until the principal thereof is paid or made available for payment; provided that any amount of principal of (and premium, if any) and interest on the Securities which is overdue shall bear interest (to the extent that payment thereof shall be legally enforceable) at the rate of 12.25% per annum, from the date such amount is due to the day it is paid or made available for payment, and such overdue interest shall be payable on demand; provided, further, with respect to Original Securities, that if a Registration Default occurs, as liquidated damages for such Registration Default, Special Interest, in addition to the Base Interest, shall accrue and be payable during the Registration Default Period for such Registration Default at a per annum rate of 0.25% for the first 90 days of such Registration Default Period, at a per annum rate of 0.50% for the second 90 days of such Registration Default Period, at a per annum rate of 0.75% for the third 90 days of such Registration Default Period and at a per annum rate of 1.0% thereafter for the remaining portion of such Registration Default Period. The Company shall provide written notice to the Trustee of any Registration Default and of the end of the Registration Default Period for such Registration Default. Accrued Special Interest, if any, shall be paid in cash in arrears semi-annually on February 15 and August 15 in each year.

            The principal of (and premium, if any) and interest on the Securities shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, New York, maintained for such purpose and at any other office or agency maintained by the Company for such purpose; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided further that all payments of the principal (and premium, if any) and interest on Securities, the Holders of which have given wire transfer instructions to the Company or its agent at least 10 Business Days prior to the applicable payment date will be required to be made by wire transfer of immediately available funds to the accounts specified by such Holders in such instructions.

            The Securities shall be subject to redemption as provided in Article Eleven.

            The Securities shall be subject to repurchase by the Company pursuant to an Offer to Purchase as provided in Sections 1017 and 1018.

            The Securities shall not have the benefit of any sinking fund obligations.

            The Securities shall be subject to defeasance at the option of the Company as provided in Article Twelve.

            Unless the context otherwise requires, the Original Securities and the Exchange Securities shall constitute one series for all purposes under the Indenture, including with respect to any amendment, waiver, acceleration or other Act of Holders, redemption or Offer to Purchase.

SECTION 302.      Denominations.

            The Securities shall be issuable only in registered form without coupons, and only in denominations of $1,000 principal amount and, any integral multiple thereof.

SECTION 303.      Execution, Authentication, Delivery
                  and Dating.

            The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, Chief Executive Officer, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

            Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwith standing that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

            At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise.

            At any time and from time to time after the execution and delivery of this Indenture and after the effectiveness of a registration statement under the Securities Act with respect thereto, the Company may deliver Exchange Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Exchange Securities and a like principal amount of Original Securities for cancellation in accordance with Section 310 of this Indenture, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. Prior to authenticating such Exchange Securities, and accepting any additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, if requested, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating in substance

            (a) that all conditions hereunder precedent to the authentication and delivery of such Exchange Securities have been complied with and that such Exchange Securities, when such Securities have been duly authenticated and delivered by the Trustee (and subject to any other conditions specified in such Opinion of Counsel), have been duly issued and delivered and will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and

            (b) that the issuance of the Exchange Securities in exchange for Original Securities has been effected in compliance with the Securities Act.

            Each Security shall be dated the date of its authentication.

            No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

SECTION 304.      Temporary Securities.

            Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities, which Securities are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities, in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution thereof.

            If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities, upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

SECTION 305.      Global Securities.

            (a) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated by the Company for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

            (b) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (i) such Depositary (A) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or (B) has ceased to be a clearing agency registered as such under the Exchange Act, and in either case the Company fails to appoint a successor Depositary, (ii) the Company, at its option, executes and delivers to the Trustee a Company Order stating that it elects to cause the issuance of the Securities in certificated form and that all Global Securities shall be exchanged in whole for Securities that are not Global Securities (in which case such exchange shall be effected by the Trustee) or (iii) there shall have occurred and be continuing an Event of Default or any event which after notice or lapse of time or both would be an Event of Default with respect to such Global Security.

            (c) If any Global Security is to be exchanged for other Securities or cancelled in whole, it shall be surrendered by or on behalf of the Depositary or its nominee to the Trustee, as Security Registrar, for exchange or cancellation as provided in this Article Three. If any Global Security is to be exchanged for other Securities or cancelled in part, or if another Security is to be exchanged in whole or in part for a beneficial interest in any Global Security, then either (i) such Global Security shall be so surrendered for exchange or cancellation as provided in this Article Three or (ii) the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or cancelled, or equal to the principal amount of such other Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Trustee, as Security Registrar, whereupon the Trustee, in accordance with the Applicable Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Security, the Trustee shall, subject to
Section 306(c) and as otherwise provided in this Article Three, authenticate and deliver any Securities issuable in exchange for such Global Security (or any portion thereof) to or upon the order of, and registered in such names as may be directed by, the Depositary or its authorized representative. Upon the request of the Trustee in connection with the occurrence of any of the events specified in the preceding paragraph, the Company shall promptly make available to the Trustee a reasonable supply of Securities that are not in the form of Global Securities. The Trustee shall be entitled to rely upon any order, direction or request of the Depositary or its authorized representative which is given or made pursuant to this

Article Three if such order, direction or request is given or made in accordance with the Applicable Procedures.

            (d) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Article Three or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

            (e) The Depositary or its nominee, as registered owner of a Global Security, shall be the Holder of such Global Security for all purposes under the Indenture and the Securities, and owners of beneficial interests in a Global Security shall hold such interests pursuant to the Applicable Procedures. Accordingly, any such owner's beneficial interest in a Global Security will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Agent Members.

SECTION 306.      Registration, Registration of Transfer and
                  Exchange Generally; Restrictions on Transfer and Exchange; Securities Act Legends.

            (a) Registration, Registration of Transfer and Exchange Generally. The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers and exchanges of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers and exchanges of Securities as herein provided. Such Security Register shall distinguish between Original Securities and Exchange Securities.

            Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 1002 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations, of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

            At the option of the Holder, and subject to the other provisions of this Section 306, Securities may be exchanged for other Securities of any authorized denominations, of a like aggregate principal amount, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

            All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and (except for the differences between Original Securities and Exchange Securities provided for herein) entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

            Every Security presented or surrendered for registration of transfer or for exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

            No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 303, 304, 305, 306, 906, 1017, 1018 or 1108 not
involving any transfer.

            The Company shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 1104 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

            (b) Certain Transfers and Exchanges. Notwithstanding any other provision of this Indenture or the

Securities, transfers and exchanges of Securities and beneficial interests in a Global Security of the kinds specified in this Section 306(b) shall be made only in accordance with this Section 306(b).

                (i) Restricted Global Security to Regulation S Global Security. If the owner of a beneficial interest in the Restricted Global Security wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the Regulation S Global Security, such transfer may be effected only in accordance with the provisions of this Clause (b)(i) and Clause (b)(iv) below and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (A) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Regulation S Global Security in a specified principal amount be credited to a specified Agent Member's account and that a beneficial interest in the Restricted Global Security in an equal principal amount be debited from another specified Agent Member's account and (B) a Regulation S Certificate (in the form attached hereto as Annex A), satisfactory to the Trustee and duly executed by the owner of such beneficial interest in the Restricted Global Security or his attorney duly authorized in writing, then the Trustee, as Security Registrar but subject to Clause (b)(iv) below, shall reduce the principal amount of the Restricted Global Security and increase the principal amount of the Regulation S Global Security by such specified principal amount as provided in Section 305(c).

               (ii) Regulation S Global Security to Restricted Global Security. If the owner of a beneficial interest in the Regulation S Global Security wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the Restricted Global Security, such transfer may be effected only in accordance with this Clause (b)(ii) and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (A) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Restricted Global Security in a specified principal amount be credited to a specified Agent Member's account and that a beneficial interest in the

      Regulation S Global Security in an equal principal amount be debited from another specified Agent Member's account and (B) if such transfer is to occur during the Restricted Period, a Restricted Securities Certificate (in the form attached hereto as Annex B), satisfactory to the Trustee and duly executed by the owner of such beneficial interest in the Regulation S Global Security or his attorney duly authorized in writing, then the Trustee, as Security Registrar, shall reduce the principal amount of the Regulation S Global Security and increase the principal amount of the Restricted Global Security by such specified principal amount as provided in Section 305(c).

              (iii) Exchanges between Global Security and Non-Global Security.
      A beneficial interest in a Global Security may be exchanged for a Security that is not a Global Security as provided in Section 305, provided that, if such interest is a beneficial interest in the Restricted Global Security, or if such interest is a beneficial interest in the Regulation S Global Security and such exchange is to occur during the Restricted Period, then such interest shall be exchanged for a Restricted Security (subject in each case to Section 306(c)).

               (iv) Regulation S Global Security to be Held Through Euroclear or Cedel during Restricted Period. The Company shall use its best efforts to cause the Depositary to ensure that, until the expiration of the Restricted Period, beneficial interests in the Regulation S Global Security may be held only in or through accounts maintained at the Depositary by Euroclear or Cedel (or by Agent Members acting for the account thereof), and no person shall be entitled to effect any transfer or exchange that would result in any such interest being held otherwise than in or through such an account; provided that this Clause (b)(iv) shall not prohibit any transfer or exchange of such an interest in accordance with Clause (b)(ii) above.

            (c) Securities Act Legends. Rule 144A Securities and their Successor Securities shall bear a Restricted Securities Legend, and Regulation S Securities and their Successor Securities shall bear a Regulation S Legend, subject to the following:

               (i) subject to the following Clauses of this Section 306(c), a Security or any portion thereof which is exchanged, upon transfer or otherwise, for a Global Security or any portion thereof shall bear the Securities Act Legend borne by such Global Security while represented thereby;

               (ii) subject to the following Clauses of this Section 306(c), a new Security which is not a Global Security and is issued in exchange for another Security (including a Global Security) or any portion thereof, upon transfer or otherwise, shall bear the Securities Act Legend borne by such other Security, provided that, if such new Security is required pursuant to Section 306(b)(iii) to be issued in the form of a Restricted Security, it shall bear a Restricted Securities Legend and, if such new Security is so required to be issued in the form of a Regulation S Security, it shall bear a Regulation S Legend;

               (iii) Registered Securities shall not bear a Securities Act
      Legend;

               (iv) at any time after the Securities may be freely transferred without registration under the Securities Act or without being subject to transfer restrictions pursuant to the Securities Act, a new Security which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Security (other than a Global Security) or any portion thereof which bears such a legend if the Trustee has received an Unrestricted Securities Certificate, satisfactory to the Trustee and duly executed by the Holder of such legended Security or his attorney duly authorized in writing, and after such date and receipt of such certificate, the Trustee shall authenticate and deliver such a new Security in exchange for or in lieu of such other Security as provided in this Article Three;

                (v) a new Security which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Security (other than a Global Security) or any portion thereof which bears such a legend if, in the Company's judgment, placing such a legend upon such new Security is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the direction of the Company, shall authenticate and deliver such a new Security as provided in this Article Three; and

               (vi) notwithstanding the foregoing provisions of this Section 306(c), a Successor Security of a Security that does not bear a particular form of Securities Act Legend shall not bear such form of legend unless the Company has reasonable cause to believe that such Successor Security is a "restricted security" within the meaning of Rule 144, in which case the Trustee, at the direction of the Company, shall authenticate and deliver a new Security bearing a Restricted Securities Legend in exchange for such Successor Security as provided in this Article Three.

            The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Agent Members or beneficial owners of interests in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

SECTION 307.      Mutilated, Destroyed, Lost and
                  Stolen Securities.

            If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

            If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by either of them to save each of them and any agent of any of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

            In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

            Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

            Every new Security issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

            The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies of any Holder with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 308.      Payment of Interest; Interest
                  Rights Preserved.

            Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

            Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

            (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the

      Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities at such Holder's address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

            (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

            Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 309.      Persons Deemed Owners.

            Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 308) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 310.      Cancellation.

            All Securities surrendered for payment, redemption, repurchase pursuant to any Offer to Purchase, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of by the Trustee and the Trustee will certify as to such disposal to the reasonable satisfaction of the Company; provided, however, that the Trustee shall in no event be required to destroy any Securities. The Trustee shall provide the Company a list of all Securities that have been cancelled from time to time as requested by the Company.

SECTION 311.      Computation of Interest.

            Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months; provided, however, that any Special Interest on Original Securities and any interest on overdue principal of (and premium, if any) and interest on any Securities, shall be computed on the basis of a 365-day or 366-day year, as the case may be, and the number of days actually elapsed during the relevant Registration Default Period or the period of default in the payment of such overdue principal (and premium, if any) or interest.

SECTION 312.      CUSIP Numbers.

            The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.


                              ARTICLE FOUR

                       Satisfaction and Discharge

SECTION 401.      Satisfaction and Discharge of Indenture.

            This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

            (1)  either

                  (A) all Securities theretofore authenticated and delivered
            (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 307 and
            (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                  (B)  all such Securities not theretofore
            delivered to the Trustee for cancellation

                        (i)  have become due and payable, or

                      (ii)  will become due and payable at
                  their Stated Maturity within one year, or

                     (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

            and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

            (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

            (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

SECTION 402.      Application of Trust Money.

            Subject to the provisions of the last paragraph of

Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.


                                  ARTICLE FIVE

                                    Remedies

SECTION 501.               Events of Default.

                  "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of any interest upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

                  (2) default in the payment of the principal of (or premium, if any, on) any Security at its Maturity; or

                  (3) failure to perform or comply with the provisions of Sections 801, 1017 and 1018; or

                  (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with) or the Securities, and continuance of such default or breach for a period of 60 days after there has been given, in the manner provided in Section 106, to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (5) a default or defaults under the terms of any bond(s), debenture(s), note(s) or other evidence(s) of, or obligations constituting, Debt by the Company or any Restricted Subsidiary, or under any mortgage(s), indenture(s), agreement(s) or instrument(s) under which there may be issued or existing or by which there may be secured or evidenced, any Debt of the Company or any Restricted Subsidiary, in each case with a principal or similar amount then outstanding, individually or in the aggregate, in excess of $15 million, whether such Debt now exists or is hereafter Incurred, which default or defaults constitute a failure to pay any portion of the principal or similar amount of such Debt when due and payable after the expiration of any applicable grace period with respect thereto or will have resulted in such Debt becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable; or

                  (6) a final judgment or final judgments (not subject to appeal) for the payment of money are entered against the Company or any Restricted Subsidiary in an aggregate amount in excess of $15 million (in excess of applicable insurance coverage) by a court or courts of competent jurisdiction, which judgments remain unstayed, undischarged or unbonded for a period of 60 days after the entry of such judgment or judgments; or

                  (7) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or any Restricted Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or any Restricted Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Restricted Subsidiary under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Restricted Subsidiary or of any substantial part of the property of the Company or any Restricted Subsidiary, or ordering the winding up or liquidation of the affairs of the Company or any Restricted Subsidiary, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (8) the commencement by the Company or any Restricted Subsidiary of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company or any Restricted Subsidiary to the entry of a decree or order for relief in respect of the Company or any Restricted Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or any Restricted Subsidiary or the filing by the Company or any Restricted Subsidiary of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by the Company or any Restricted Subsidiary to the filing of such a petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or any Restricted Subsidiary or of any sub stantial part of the property of the Company or any Restricted Subsidiary, or the making by the Company or any Restricted Subsidiary of an assignment for the benefit of creditors, or the admission by the Company or any Restricted Subsidiary in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Restricted Subsidiary in furtherance of any such action.

SECTION 502.               Acceleration of Maturity; Rescission
                           and Annulment.

                  If an Event of Default (other than an Event of Default specified in Section 501(7) or (8)) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal of all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders), and upon any such declaration such principal and any accrued interest shall become immediately due and paya-ble. If an Event of Default specified in Section 501(7) or (8) occurs and is continuing, the principal of and any accrued interest on the Securities then Outstanding shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable.

                  At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                           (A)  all overdue interest on all Securities,

                           (B) the principal of (and premium, if any, on) any
                  Securities which have become due otherwise than by such declaration of acceleration (including any Securities required to have been purchased on the Purchase Date pursuant to an Offer to Purchase made by the Company) and any interest thereon at the rate borne by the Securities,

                           (C) to the extent that payment of such interest is
                  lawful, interest upon overdue interest at the rate provided therefor in the Securities, and

                           (D) all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

         and

                  (2) all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in
         Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 503.               Collection of Indebtedness and Suits
                           for Enforcement by Trustee.

                  The Company covenants that if

                  (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof or, with respect to any Security required to have been purchased pursuant to an Offer to Purchase made by the Company, at the Purchase Date thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any principal (and premium, if any) and interest that is overdue, at the rate provided therefor in the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504.               Trustee May File Proofs of Claim.

                  In case of any judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions, including participation as a member, voting or otherwise, of any committee of creditors, authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

                  Notwithstanding the foregoing, no provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of such Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other such committee.

SECTION 505.               Trustee May Enforce Claims
                           Without Possession of Securities.

                  All rights of action and claims under this Inden ture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506.               Application of Money Collected.

                  Subject to Article 13 and applicable law, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee upon prior written notice to the Company and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee under Section 607;

                  SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

                  THIRD:  The balance, if any, to the Company.

SECTION 507.               Limitation on Suits.

                  No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                  (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60- day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

SECTION 508.               Unconditional Right of Holders to
                           Receive Principal, Premium and Interest.

                  Notwithstanding any other provision in this Indenture, but subject to Article Thirteen hereof, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 308) any interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption or repurchase, on the Redemption Date or the Purchase Date, as the case may be) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 509.               Restoration of Rights and Remedies.

                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510.               Rights and Remedies Cumulative.

                  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 307, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511.               Delay or Omission Not Waiver.

                  No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512.               Control by Holders.

                  The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 513.               Waiver of Past Defaults.

                  The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

                  (1) in the payment of the principal of (or premium, if any) or interest on any Security (including any Security which is required to have been purchased pursuant to an Offer to Purchase made by the Company), or

                  (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514.               Undertaking for Costs.

                  In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company, the Trustee or any Holder, or group of Holders, holding in the aggregate at least 10% in principal amount of the Outstanding Securities or in any suit instituted by any Holder for the enforcement of principal of (and premium, if any) or interest on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date or, in the case of any purchase required to be made pursuant to an Offer to Purchase, on or after the Purchase Date).

SECTION 515.               Waiver of Stay, Usury or Extension Laws.

                  The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, usury or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE SIX

                                   The Trustee

SECTION 601.               Certain Duties and Responsibilities.

                  The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or thereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not herein or therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 602.               Notice of Defaults.

                  The Trustee shall give the Holders notice of any default hereunder as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 501(4), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

SECTION 603.               Certain Rights of Trustee.

                  Subject to the provisions of Section 601:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

                  (h) the Trustee shall not be deemed to have notice or knowledge of any matter unless an officer of the Trustee regularly employed in its Corporate Trust Office has actual knowledge thereof or unless written notice thereof is received by, or provided pursuant to the provisions of Section 105 to, the Trustee at its Corporate Trust Office and such notice refers to the Securities generally, the Company or this Indenture.

SECTION 604.               Not Responsible for Recitals
                           or Issuance of Securities.

                  The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or the Securities except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 605.               May Hold Securities.

                  The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company and any other obligor upon the Securities with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 606.               Money Held in Trust.

                  Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.


SECTION 607.               Compensation and Reimbursement.

                  The Company agrees

                  (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (3) to indemnify the Trustee or any predecessor Trustees and their agents for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses, of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  The Trustee shall have a lien prior to the Securities as to all property and funds held by it hereunder for any amount owing it or any predecessor Trustee pursuant to this Section 607, except with respect to funds held in trust for the benefit of the Holders of particular Securities.

                  When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501, the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

                  The provisions of this Section shall survive the termination of this Indenture.

SECTION 608.               Disqualification; Conflicting Interests.

                  If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

SECTION 609.               Corporate Trustee Required; Eligibility.

                  There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such, has a combined capital and surplus of at least $50 million and has its Corporate Trust Office located in the Borough of Manhattan, The City of New York. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610.               Resignation and Removal;
                           Appointment of Successor.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under
Section 611.

                  (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and the Company.

                  (d)  If at any time:

                  (1) the Trustee shall fail to comply with

         Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bonafide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

SECTION 611.               Acceptance of Appointment by Successor.

                  Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

                  No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612.               Merger, Conversion, Consolidation
                           or Succession to Business.

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 613.               Preferential Collection
                           of Claims Against Company.

                  If and when the Trustee shall be or become a creditor of the Company or any other obligor upon the Securities, the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company or any such other obligor.

SECTION 614.               Appointment of Authenticating Agent.

                  The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer, partial redemption or partial purchase or pursuant to Section 307, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if such Securities had been authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50 million and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                  Any corporation into which an Authenticating Agent may be merged or converted or with which it may be con-solidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                  An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment first-class postage prepaid, to each Holder of Securities at such Holder's address as it appears in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                  The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

                  If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

                  This is one of the Securities described in the within-mentioned Indenture.


                                                 ------------------------------,

                                                                      As Trustee

Dated:                                          By___________________________,
                                                       As Authenticating Agent



                                                 By___________________________
                                                            Authorized Officer



SECTION 615. Trustee's Application for Instructions from the Company.

                  Any application by the Trustee for written instructions from the Company may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than three Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.

                                  ARTICLE SEVEN

                Holders' Lists and Reports by Trustee and Company

SECTION 701.               Company to Furnish Trustee
                           Names and Addresses of Holders.

                  The Company will furnish or cause to be furnished to the Trustee

                  (a) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and ad-dresses of the Holders as of such Regular Record Date; and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

SECTION 702.               Preservation of Information;
                           Communications to Holders.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

                  (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

                  (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of any of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

SECTION 703.               Reports by Trustee.

                  (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. The Trustee shall promptly deliver to the Company a copy of any reports it delivers to Holders pursuant to Section 703.

                  (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when the Securities are listed on any stock exchange.

SECTION 704.               Reports by the Company.

                  The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

                  Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

SECTION 705. Officers' Certificate with Respect to Change in Interest Rates.

                  Within five Business Days after the day on which any Special Interest begins accruing, and within five days after any Special Interest ceases to accrue, the Company shall deliver an Officers' Certificate to the Trustee stating the interest rate thereupon in effect for the Unregistered Securities (if any are Outstanding) and the date on which such rate became effective.


                                  ARTICLE EIGHT

                           Merger, Consolidation, Etc.

SECTION 801.               Mergers, Consolidations and Certain
                           Transfers, Leases and Acquisitions of Assets.

                  The Company (a) shall not, and shall not permit any Restricted Subsidiary to, consolidate with or merge into any Person, provided that this Clause (a) shall not prohibit any such consolidation or merger by a Restricted Subsidiary if (i) such Restricted Subsidiary ceases to be a Restricted Subsidiary in such consolidation or merger or (ii) such consolidation or merger is with or into the Company or another Restricted Subsidiary; (b) shall not permit any Person other than a Restricted Subsidiary to consolidate with or merge into (i) the Company or (ii) any Restricted Subsidiary, provided that this Clause (b) shall not prohibit any such consolidation or merger with or into a Restricted Subsidiary if such Restricted Subsidiary ceases to be a Restricted Subsidiary in such consolidation or merger; and (c) shall not, directly or indirectly, in one transaction or a series of related transactions, transfer, convey, sell, lease or otherwise dispose of all or substantially all of the properties and assets of the Company and its Subsidiaries on a consolidated basis, unless, in any such transaction (or series) contemplated by Clause (a), (b) or (c) above:

                  (1) immediately before and after giving effect to such transaction (or series of related transactions) and treating any Debt Incurred by the Company or a Subsidiary of the Company as a result of such transaction (or series of related transactions) as having been Incurred by the Company or such Subsidiary at the time of such transaction (or series of related transactions), no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have occurred and be continuing;

                  (2) in case the Company shall consolidate with or merge into another Person or shall directly or indirectly, in one or a series of related transactions, transfer, convey, sell, lease or otherwise dispose of all or substantially all of its properties and assets as an entirety, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by transfer, conveyance, sale, lease or other disposition all or substantially all of the properties and assets of the Company and its Subsidiaries on a consolidated basis (for purposes of this Article Eight, a "Successor Company") shall be a corporation, partner ship, limited liability company or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the

         District of Columbia and shall expressly assume by an indenture supplemental hereto executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

                  (3) either (x) the Company or, if applicable, the Successor Company, as the case may be, would, at the time of such transaction (or series of related transactions) and after giving proforma effect thereto as if such transaction (or series of related transactions) had occurred at the beginning of the most recently ended four full fiscal quarter period for which annual or quarterly financial statements are publicly available immediately preceding the date of such transaction (or series of related transactions), have been permitted to Incur at least $1.00 of additional Debt pursuant to the Consolidated EBITDA Coverage Ratio test set forth in the first paragraph of Section 1008;

                  (4) if, as a result of any such transaction (or series of related transactions), property and assets of the Company would become subject to a Lien which would not be permitted by Section 1014, the Company or, if applicable, the Successor Company, as the case may be, will have taken such steps as necessary effectively to secure the Securities equally and ratably with (or prior to, as provided in Section 1014) Debt secured by such Lien; and

                  (5) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such transaction (or series of related transactions) and, if a supplemental indenture is required in connection with such transaction (or series of related transactions), such supplemental indenture complies with this Article and that all conditions precedent herein provided for relating to such transaction (or series of related transactions) have been complied with, and, with respect to such Officers' Certificate, setting forth in reasonable detail the calculations referred to in Clause (3), if applicable, above.

SECTION 802.               Successor Substituted.

                  Upon any consolidation of the Company with, or merger of the Company into, any other Person or any transfer, conveyance, sale, lease or other disposition of all or substantially all of the properties and assets of the Company and its Subsidiaries on a consolidated basis, in each case in accordance with Section 801, the Successor Company shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such Successor Company had been named as the Company herein, and thereafter, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                  ARTICLE NINE

                             Supplemental Indentures

SECTION 901.               Supplemental Indentures
                           Without Consent of Holders.

                  Without the consent of any Holders, the Company, when authorized by a Board Resolution of the Company, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                  (2) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

                  (3) to secure the Securities pursuant to the requirements of
         Section 1014 or otherwise; or

                  (4) to comply with any requirements of the Commission in order to effect qualification of this Indenture under the Trust Indenture Act in connection with the issuance of the Exchange Securities and thereafter maintain the qualification of this Indenture under the Trust Indenture Act; or

                  (5) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided that such action pursuant to this Clause (5) shall not adversely affect the interests of the Holders in any material respect; or

                  (6) to add to, change or eliminate any of the provisions of this Indenture to permit or facilitate the issuance of Global Securities and matters related thereto, provided that such action pursuant to this Clause (6) shall not adversely affect the interests of the Holders in any material respect.

SECTION 902.               Supplemental Indentures
                           with Consent of Holders.

                  With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution of the Company, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                  (1) change the Stated Maturity of the principal of, or any installment of interest (including any Special Interest) on, any Security, or reduce the principal thereof or the rate of interest thereon (including any Special Interest) or any premium payable upon the redemption thereof, or change the place of payment where, or the coin or currency in which, the principal of (or premium, if any) or interest (including any Special Interest) on any Security is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date or, in the case of an Offer to Purchase which has been made, on or after the applicable Purchase
         Date), or

                  (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                  (3) modify any of the provisions of this Section, Section 513 or Section 1022 except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, or

                  (4) modify any of the provisions of Article Thirteen of this Indenture in a manner adverse to the Holders, or

                  (5) modify Sections 1017 and 1018 of this Indenture in a manner adverse to the Holders in any material respect, or

                  (6) following the mailing to a Holder of an Offer Document with respect to an Offer to Purchase, modify the provisions of this Indenture with respect to such Offer to Purchase in a manner adverse to such Holder in any material respect.

                  It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903.               Execution of Supplemental Indentures.

                  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904.               Effect of Supplemental Indentures.

                  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905.               Conformity with Trust Indenture Act.

                  Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

SECTION 906.               Reference in Securities
                           to Supplemental Indentures.

                  Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

SECTION 907.               Changes Adverse to Holders of Senior Debt.

                  No amendment, waiver or modification of any subordination provision adverse to the holders of Senior Debt will be effective against any holder of Senior Debt unless expressly consented to in writing by or on behalf of such holder (or by any specified percentage of holders of a class of Senior Debt required to consent thereto) pursuant to the terms of the agreement or instrument creating, evidencing or governing such Senior Debt.


                                   ARTICLE TEN

                                    Covenants

SECTION 1001.              Payment of Principal, Premium and Interest.

                  The Company will duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Indenture.

SECTION 1002.              Maintenance of Office or Agency.

                  The Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                  The Company may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, The City of New York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 1003.              Money for Security Payments
                           to Be Held in Trust.

                  If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                  Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                  The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent (or, until such time as this Indenture shall be qualified under the Trust Indenture Act, which would be applicable to it as Paying Agent if the Indenture were so qualified) and (ii) during the continuance of any default by the Company (or any other obligor upon the Securities) in the making of any payment in respect of the Securities, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent as such.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Subject to any applicable abandoned property laws, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall there after, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 1004.              Existence.

                  Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 1005.              Maintenance of Properties.

                  The Company will cause all properties used or useful in the conduct of its business or the business of any Restricted Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company or any Restricted Subsidiary from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Restricted Subsidiary and not disadvantageous in any material respect to the Holders.

SECTION 1006.              Payment of Taxes and Other Claims.

                  The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent,

(1) all taxes, assessments and governmental charges levied or imposed upon the Company or any of its Subsidiaries or upon the income, profits or property of the Company or any of its Subsidiaries, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any of its Restricted Subsidiaries; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings or would not result in a material adverse effect on the Company.

SECTION 1007.  Maintenance of Insurance.

                  The Company shall, and the Company shall cause its Restricted Subsidiaries to, keep at all times all of their properties which are of an insurable nature insured against loss or damage, and to maintain liability insurance, with insurers believed by the Company to be responsible or in the case of any insurance coverage, to self-insure, in each case to the extent, in the judgment of the Company, to do so comports with good business practice.

SECTION 1008.  Limitation on Consolidated Debt

                  The Company shall not, and shall not permit any Restricted Subsidiary to, Incur any Debt unless, immediately after giving effect to the Incurrence of such Debt and the receipt and application of the proceeds thereof, the Consolidated EBITDA Coverage Ratio of the Company and its Restricted Subsidiaries for the four full fiscal quarters next preceding the Incurrence of such Debt, calculated on a proforma basis as if such Debt had been Incurred and the proceeds thereof had been received and so applied at the beginning of the four full fiscal quarters, would be greater than 2.0 to 1.0.

                  Without regard to the foregoing limitations, the following Debt may be Incurred:

                  (i) Debt Incurred by the Company or any Restricted Subsidiary under the New Credit Facility in an aggregate principal amount at any time outstanding not to exceed $200 million, less (A) $20 million at each of the third, fourth and fifth anniversaries of the New Credit Facility's effective date, plus (B) increased revolving credit commitments thereunder

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
         in an aggregate amount not exceeding in the aggregate the amount of Debt that is permitted to be Incurred, but has not been Incurred, under Clauses (iv) and (viii) below, and plus (C) the amount of Debt Incurred under the New Credit Facility on a term loan basis that is Incurred pursuant to the immediately preceding paragraph, and, with respect to all of the foregoing, any renewal, extension, refinancing or refunding (a "refinancing") of such Debt in an amount that does not exceed the sum of the amount of the revolving credit commitments and the amount of the outstanding term Debt under the New Credit Facility immediately prior to such renewal, extension, refinancing or refunding; provided that no Debt Incurred on a term loan basis may be refinanced on a revolving credit basis;

                  (ii) the original issuance by the Company of the Debt evidenced by the Securities (including any Exchange Securities);

                  (iii) Debt (other than Debt described in another clause of this paragraph) of the Company outstanding on the date of the Indenture after giving effect to the application of the proceeds of the Securities;

                  (iv) Debt in respect of Capital Lease Obligations, mortgage financings or other purchase money obligations, in an aggregate principal amount at any time outstanding not to exceed $15 million (including Debt refinanced pursuant to Clause (vii) of this paragraph and without duplication at such time of any portion of any revolving credit commitment then in effect that represents an increase made under the immediately preceding Clause (i)(B) in reliance on this Clause
         (iv)), Incurred by the Company or any Restricted Subsidiary for the purpose of financing all or any part of the acquisition or improvement of any property used in the business of the Company or such Restricted Subsidiary;

                  (v) Debt owed by the Company to any Wholly Owned Restricted Subsidiary or Debt owed by any Restricted Subsidiary to the Company or a Wholly Owned Restricted Subsidiary; provided, however, that (a) any such Debt (not pledged as security for any Senior Debt) owing by the Company to a Wholly Owned Restricted Subsidiary shall be Subordinated Debt evidenced by an intercompany promissory note and (b) upon either
         (1) the transfer or other disposition (excluding any pledge thereof as security for any Senior Debt) by such Wholly Owned Restricted Subsidiary or the Company of any Debt so permitted to a Person other than the Company or another Wholly Owned Restricted Subsidiary or (2) the issuance (other than directors' qualifying shares), sale, lease, transfer or other disposition (including by consolidation or merger) of shares of Capital Stock (other than any pledge thereof as security for any Senior Debt) of such Wholly Owned Restricted Subsidiary to a Person other than the Company or another such Wholly Owned Restricted Subsidiary, the provisions of this Clause (v) shall no longer be applicable to such Debt and such Debt shall be deemed to have been Incurred at the time of such issuance, sale, lease, transfer or other disposition, as the case may be;

                  (vi) Debt Incurred by the Company or any Restricted Subsidiary consisting of Permitted Interest Rate, Currency or Commodity Price Agreements;

                  (vii) Debt which is exchanged for or the proceeds of which are used to refinance or refund, or any extension or renewal of, outstanding Debt Incurred pursuant to the preceding paragraph of this
         Section 1008 or Clauses (ii), (iii) or (iv) above (each of the foregoing, a "refinancing") in an aggregate principal amount not to exceed the principal amount of the Debt so refinanced, plus the amount of any premium required to be paid in connection with such refinancing pursuant to the terms of the Debt so refinanced or the amount of any premium reasonably determined by the Company as necessary to accomplish such refinancing by means of a tender offer or privately negotiated repurchase and plus the expenses of the Company or the Restricted Subsidiary, as the case may be, Incurred in connection with such refinancing; provided, however, that (a) Debt the proceeds of which are used to refinance the Securities or Debt that is pari passu with or subordinate in right of payment to the Securities shall only be permitted if (1) in the case of any refinancing of the Securities or Debt that is pari passu with the Securities, the refinancing Debt is Incurred by the Company and made pari passu with the Securities or subordinated in right of payment to the Securities, and (2) in the case of any refinancing of Debt that is subordinate in right of payment to the Securities, the refinancing Debt is Incurred by the Company and constitutes Subordinated Debt; (b) the refinancing Debt by its terms, or by the terms of any agreement or instrument pursuant to which such Debt is issued, (1) does not provide for payments of principal of such Debt at the Stated Maturity thereof or by way of a sinking fund applicable thereto or by way of any mandatory redemption, defeasance, retirement or repurchase thereof (including any redemption, defeasance, retirement or repurchase which is contingent upon events or circumstances, but excluding any retirement required by virtue of acceleration of such Debt upon any event of default thereunder), in each case prior to the final Stated Maturity of the Debt being refinanced and (2) except as provided for by the terms of the Debt being refinanced, does not permit redemption or other retirement (including pursuant to an offer to purchase) of such Debt at the option of the holder thereof prior to the final Stated Maturity of the Debt being refinanced other than a redemption or other retirement at the option of the holder of such Debt (including pursuant to an offer to purchase) which is conditioned upon provisions substantially similar to those described in Sections 1017 and 1018; and (c) in the case of any refinancing of Debt Incurred by the Company, the refinancing Debt may be Incurred only by the Company and, in the case of refinancing of Debt Incurred by a Restricted Subsidiary, the refinancing Debt may be Incurred only by the Company or such Restricted Subsidiary; provided, further, that Debt Incurred pursuant to this Clause (vii) may not be Incurred more than 90 days prior to the application of the proceeds to repay the Debt to be refinanced; and

                  (viii) Debt not otherwise permitted to be Incurred by the Company or any Restricted Subsidiary pursuant to Clauses (i) through
         (vii) above, which, together with any other outstanding Debt Incurred pursuant to this Clause (viii), has an aggregate principal amount at any time outstanding not in excess of $15,000,000 (without duplication at such time of any portion of any revolving credit commitment then in effect that represents an increase made under the immediately preceding Clause (i)(B) in reliance on this Clause (viii)).

SECTION 1009.              Limitation on Debt and Preferred Stock
                           of Subsidiaries.

                  The Company shall not cause, and shall not permit,

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
any Restricted Subsidiary to Incur any Debt or issue any Preferred Stock except:
(i) Debt Incurred by any Restricted Subsidiary that is expressly permitted in the second paragraph of Section 1008; (ii) Debt or Preferred Stock outstanding on the date of the Indenture after giving effect to the application of the proceeds of the Securities; (iii) Debt or Preferred Stock issued to and held by the Company or a Wholly Owned Restricted Subsidiary (provided that such Debt or Preferred Stock is at all times held by the Company or a Wholly Owned Restricted Subsidiary); or (iv) Debt or Preferred Stock Incurred or issued by a Person prior to the time (A) such Person became a Restricted Subsidiary, (B) such Person merges into or consolidates with a Restricted Subsidiary or (C) another Restricted Subsidiary merges into or consolidates with such Person (in a transaction in which such Person becomes a Restricted Subsidiary), which Debt or Preferred Stock was not Incurred or issued in anticipation of such transaction and was outstanding prior to such transaction.

SECTION 1010.              Limitation on Layered Debt.

                  The Company shall not Incur any Debt which by its terms is both (i) subordinated in right of payment to any Senior Debt and (ii) senior in right of payment to the Securities.

SECTION 1011.              Limitation on Issuance of Guarantees
                           of Subordinated Debt.

                  The Company shall not permit any Restricted Subsidiary, directly or indirectly, to assume, guarantee or in any other manner become liable with respect to any Debt of the Company that by its terms is pari passu with or junior in right of payment to the Securities.

SECTION 1012.              Limitation on Restricted Payments.

                  The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, (i) declare or pay any dividend, or make any distribution, of any kind or character (whether in cash, property or securities) in respect of the Capital Stock of the Company or any Restricted Subsidiary or to the holders thereof in their capacity as such (excluding (u) any dividends or distributions to the extent payable in shares of the Capital Stock of the Company (other than Redeemable Interests) or in options, warrants or other rights to acquire the Capital

Stock of the Company (other than Redeemable Interests), (v) dividends or distributions by a Restricted Subsidiary to the Company or another Restricted Subsidiary and (w) the payment of pro rata dividends by a Restricted Subsidiary to holders of both minority and majority interests in such Restricted Subsidiary); (ii) purchase, redeem or otherwise acquire or retire for value (a) any Capital Stock of the Company or any Capital Stock of or other ownership interests in any Subsidiary or any Affiliate or Related Person of the Company or
(b) any options, warrants or other rights to purchase or acquire shares of Capital Stock of the Company or any Capital Stock of or other ownership interests in any Subsidiary or any Affiliate or Related Person of the Company (excluding, in each case of (a) and (b), the purchase, redemption or other acquisition or retirement by any Restricted Subsidiary of any of its Capital Stock, other ownership interests or options, warrants or rights to purchase such Capital Stock or other ownership interests (x) owned by the Company or any Restricted Subsidiary, (y) owned by any other Person if effected on a pro rata basis with respect to holders of both minority and majority interests in such Restricted Subsidiary or (z) owned by any officer, director or employee of the Company, but solely for the purpose of enabling such Person (or the Company on his or her behalf) to satisfy tax obligations in respect of his or her exercise of options, warrants or rights to purchase Capital Stock of the Company); (iii) make, directly or indirectly, any Investment that is not a Permitted Investment; or (iv) redeem, defease (whether legal, covenant or other defeasance), repurchase, retire or otherwise acquire or retire for value, prior to any scheduled maturity, repayment or sinking fund payment, Debt of the Company that is subordinate in right of payment to the Securities (each of the transactions described in Clauses (i) through (iv) being referred to herein as a "Restricted Payment"), if at the time thereof:

                  (1) an Event of Default, or an event that with the lapse of time or the giving of notice, or both, would constitute an Event of Default, shall have occurred and be continuing,

                  (2) the Company would, at the time of such Restricted Payment and after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the Company's most recently ended four full fiscal quarter period for which annual or quarterly financial statements are publicly available immediately preceding the date of such Restricted Payment, not have been permitted to Incur at least $1.00 of additional Debt pursuant to the Consolidated EBITDA Coverage Ratio test set forth in the first paragraph of Section 1008, or

                  (3) upon giving effect to such Restricted Payment, the aggregate of all Restricted Payments (excluding Restricted Payments permitted by Clauses (ii), (iii) and (iv) of the next succeeding paragraph) from the date of this Indenture (the amount so expended, if other than in cash, determined in good faith by the Board of Directors) exceeds the sum, without duplication, of:

                           (a) 50% of the Consolidated Net Income (or, in case
                  Consolidated Net Income shall be negative, less 100% of such deficit) of the Company for the period (taken as one accounting period) from June 30, 1997 through the end of the Company's most recently ended fiscal quarter for which annual or quarterly financial statements are publicly avail able at the time of such Restricted Payment;

                           (b) 100% of the aggregate net cash proceeds from the
                  issuance and sale (other than to a Restricted Subsidiary) of Capital Stock (other than Redeemable Interests) of the Company and options, warrants or other rights to acquire Capital Stock (other than Redeemable Interests and Debt convertible into Capital Stock) of the Company and the principal amount of Debt and Redeemable Interests of the Company that has been converted into or exchanged for Capital Stock (other than Redeemable Interests) of the Company after June 30, 1997; provided that any such net proceeds received by the Company from an employee stock ownership plan financed by loans from the Company or a Subsidiary of the Company shall be included only to the extent such loans have been repaid with cash on or prior to the date of determination;

                           (c) the amount by which the total consideration paid
                  by the Company in the Tender Offer is less than $110 million; and

                           (d) $25 million.

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

The foregoing provisions of this Section 1012 shall not be violated by reason of:

                  (i) the payment of any dividend within 60 days after declaration thereof if at the declaration date such payment would have complied with the foregoing provisions;

                  (ii) any payment made by the Company in connection with the consummation of the Transactions;

                  (iii) any refinancing or refunding of Debt permitted pursuant to Clause (i) or Clause (vii) of the second paragraph of Section 1008; and

                   (iv) the purchase, redemption or other acquisition or retirement for value of any Capital Stock of the Company or any options, warrants or rights to purchase or acquire shares of Capital Stock of the Company in exchange for, or out of the net cash proceeds of, the substantially concurrent issuance or sale (other than to a Restricted Subsidiary) of Capital Stock (other than Redeemable Interests) of the Company; provided that the amount of any such net cash proceeds that are utilized for any such purchase, redemption or other acquisition or retirement for value shall be excluded from Clause
         (3)(b) in the foregoing paragraph.

                  Upon the designation of any Restricted Subsidiary as an Unrestricted Subsidiary, an amount equal to the greater of the book value and the fair market value of all assets of such Restricted Subsidiary at the end of the Company's most recently ended fiscal quarter for which annual or quarterly financial statements are publicly available prior to such designation will be deemed to be a Restricted Payment at the time of such designation for purposes of calculating the aggregate amount of Restricted Payments (including the Restricted Payment resulting from such designation) permitted under the second preceding paragraph.

SECTION 1013. Limitation on Dividend and Other Payment Restrictions Affecting Subsidiaries.

                  The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any

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encumbrance or restriction on the ability of any Restricted Subsidiary: (i) to pay dividends (in cash or otherwise) or make any other distributions in respect of its Capital Stock or other ownership interests or pay any Debt or other obligation owed to the Company or any other Restricted Subsidiary; (ii) to make loans or advances to the Company or any other Restricted Subsidiary; or (iii) to sell, lease or transfer any of its property or assets to the Company or any Restricted Subsidiary.

                  Notwithstanding the foregoing, the Company may, and may permit any Restricted Subsidiary to, suffer to exist any such encumbrance or restriction:

                           (a) pursuant to any agreement in effect on the date
                  of the Indenture (including the New Credit Facility, the Indenture and the Securities);

                           (b) pursuant to an agreement relating to any Debt
                  Incurred by such Restricted Subsidiary prior to the date on which such Restricted Subsidiary was acquired by the Company and outstanding on such date and not Incurred in anticipation of becoming a Restricted Subsidiary;

                           (c) pursuant to mortgages and other purchase money
                  obligations in connection with property acquired or improved in the ordinary course of business or liens in connection therewith permitted to be Incurred under Section 1014 that impose restrictions of the nature described in Clause (iii) above on the property so acquired or improved;

                           (d) pursuant to an agreement effecting a renewal,
                  refunding, refinancing or extension of Debt Incurred pursuant to an agreement referred to in Clause (a), (b) or (c) above, provided, however, that the provisions contained in such renewal, refunding, refinancing or extension agreement relating to such encumbrance or restriction are no more restrictive in any material respect than the provisions contained in the agreement the subject thereof (as determined in good faith by the Board of Directors);

                           (e) pursuant to customary non-assignment
                  provisions entered into in the ordinary course of business consistent with past practices in leases, licenses or contracts to the extent such provisions restrict the transfer, subletting or other disposition of any such lease, license or contract;

                           (f) pursuant to an agreement which has been entered
                  into for the sale or other disposition of all or substantially all of the Capital Stock or assets of such Restricted Subsidiary, provided that consummation of such transaction would not result in an Event of Default or an event that, with the passing of time or the giving of notice or both, would constitute an Event of Default, that such restriction terminates if such transaction is closed or abandoned and that the closing or abandonment of such transaction occurs within one year of the date such agreement was entered into; or

                           (g) arising under any applicable law, rule,
                  regulation or order.

SECTION 1014.              Limitation on Liens.

                  The Company shall not, and shall not permit any Restricted Subsidiary to, Incur or suffer to exist any Lien on or with respect to any property or assets now owned or hereafter acquired to secure any Debt of the Company that is expressly by its terms subordinate or junior in right of payment to any other Debt of the Company without making, or causing such Restricted Subsidiary to make, effective provision for securing the Securities (a) equally and ratably with such Debt as to such property or assets for so long as such Debt will be so secured or (b) in the event such Debt is subordinate in right of payment to the Securities, prior to such Debt as to such property or assets for so long as such Debt will be secured.

SECTION 1015.              Limitation on Ownership of Capital
                           Stock of Subsidiaries.

                  The Company shall not, and shall not permit any Restricted Subsidiary to, issue, transfer, convey, lease or otherwise dispose of any shares of Capital Stock (other than directors' qualifying shares and shares pledged as security for any Senior Debt) of a Restricted Subsidiary or securities convertible or exchangeable into, or options, warrants, rights or any other interest with respect to, Capital Stock of a Restricted Subsidiary to any Person other than the Company or a Wholly Owned Restricted Subsidiary except in a transaction consisting of a sale (including a public offering) of all or part of the Capital Stock of such Restricted Subsidiary owned by the Company and any Restricted Subsidiary and that complies with the provisions of Section 1017 to the extent such provisions apply; provided that after any sale of less than all of the Capital Stock of any Restricted Subsidiary, the Company directly or indirectly maintains voting power to elect a majority of the board of directors of such Restricted Subsidiary.

SECTION 1016.              Limitation on Transactions with
                           Affiliates and Related Persons.

                  The Company shall not, and shall not permit any Restricted Subsidiary of the Company to, after the date of this Indenture, enter into any transaction (or series of related transactions) (including the purchase, sale, lease or exchange of property, the rendering of any service or the making of any loan or advance) with any Affiliate or Related Person of the Company (other than the Company or any Restricted Subsidiary), including any Investment, either directly or indirectly, that involves total consideration or asset transfers in excess of $1,000,000 (i) unless such transaction is on terms no less favorable to the Company or such Restricted Subsidiary than those that could be obtained in a comparable arm's-length transaction with an entity that is not an Affiliate or Related Person and is in the best interests of the Company or such Restricted Subsidiary and (ii) except for the Transactions. For any transaction that involves in excess of $1,000,000 but less than or equal to $5,000,000, the Chief Executive Officer of the Company shall determine that the transaction satisfies the above criteria and shall evidence such a determination by a certificate filed with the Trustee. For any transaction that involves in excess of $5,000,000, a majority of the disinterested members of the Board of Directors shall determine that the transaction satisfies the above criteria and shall evidence such a determination by a Board Resolution filed with the Trustee. For any transaction that involves in excess of $10,000,000, the Company shall also obtain an opinion from a nationally recognized expert with experience in appraising the terms and conditions of the type of transaction (or series of related transactions) for which the opinion is required stating that such transaction (or series of related transactions) is on terms no less favorable to the Company or such Restricted Subsidiary than those that could be obtained in a comparable arm's-length transaction with an entity that is not an Affiliate or Related Person of the Company, which opinion shall be filed with the Trustee; provided, however, that the foregoing restrictions will not apply to: (a) reasonable employment, compensation, bonus or benefit arrangements entered into in the ordinary course of business (including the granting of stock acquisition rights and other incentives other than Redeemable Interests); the payment of reasonable fees, expense reimbursements and customary indemnification, advances and other similar arrangements with respect to officers and directors; and reasonable loans and advances to employees in the ordinary course of business; (b) required payments with respect to any Debt permitted by Section 1008; (c) transactions permitted by Section 1012; (d) any payments or other transactions pursuant to any tax sharing agreement with any Person with which the Company or such Restricted Subsidiary is required or permitted to file a consolidated tax return or with which the Company or such Restricted Subsidiary is or could be part of a consolidated group for tax purposes; and (e) any transaction with Goldman, Sachs & Co., Water Street or any of their Affiliates to the extent that such transaction is or was approved by a majority of the disinterested members of the Board of Directors in good faith.

SECTION 1017.              Limitation on Certain Asset Dispositions.

         (a) The Company shall not make, and shall not permit any Restricted Subsidiary to make, any Asset Disposition in one transaction (or series of related transactions) unless:

                  (i) the Company (or such Restricted Subsidiary, as the case may be) receives consideration at the time of such disposition at least equal to the fair market value of the shares or other assets disposed of (as determined in good faith by the Board of Directors of the Company and evidenced by a Board Resolution) for any transaction (or series of related transactions) involving in excess of $2 million;

                  (ii) at least 80% of the consideration received by the Company (or such Restricted Subsidiary) for such disposition consists of (u) cash, readily marketable cash equivalents, readily marketable fixed-income securities or equity securities traded on a national securities exchange or NASDAQ (valued, in the case of securities, at the market value thereof when received by the Company or such Restricted Subsidiary), (v) the assumption of Debt or other liabilities reflected on the consolidated balance sheet of the Company and its Restricted Subsidiaries in accordance with generally accepted accounting principles (excluding Debt or any other liabilities subordinate in right of payment to the Securities) and release of the Company and its Restricted Subsidiaries from all liability in respect of the Debt or other liabilities assumed, (w) assets used by, or stock or other ownership interests in, a Person that upon the consummation of such Asset Disposition becomes a Restricted Subsidiary and will be principally engaged in the business of the Company or any of its Wholly Owned Restricted Subsidiaries substantially as such business was conducted immediately prior to such Asset Disposition (as determined by the Board of Directors in good faith) or (x) any combination thereof; and

                  (iii) 100% of the Net Available Proceeds from such Asset Disposition (including from the sale of any marketable cash equivalents, fixed-income or equity securities received therein), less any Reinvested Amounts, are applied by the Company (or a Restricted Subsidiary) within one year from the later of the date of such Asset Disposition or the receipt of such Net Available Proceeds, (A) first, to repayment of Senior Debt of the Company or Debt of its Restricted Subsidiaries then outstanding under any agreements or instruments which would require such application or which would prohibit payments pursuant to Clause (B) following; (B) second, to the extent Net Available Proceeds are not required to be applied to Senior Debt or Debt of Restricted Subsidiaries as specified in Clause (A), to purchases of Outstanding Securities pursuant to an Offer to Purchase at a purchase price equal to 100% of their principal amount, plus accrued interest (including any Special Interest) to the date of purchase (subject to the rights of Holders of record on the relevant Regular Record Date to receive interest due on an Interest Payment Date that is on or prior to the Purchase Date), and, to the extent required by the terms thereof, to purchases (on a pro rata basis with the Securities) of any other Debt of the Company or its Restricted Subsidiaries that is pari passu with the

         Securities at a price no greater than 100% of the principal amount thereof, plus accrued interest to the date of purchase, in each case to the extent such purchases are not prohibited by the terms of any Senior Debt of the Company or of any Debt of Restricted Subsidiaries then outstanding; (C) third, to the extent of any remaining Net Available Proceeds following purchases pursuant to the foregoing Clause (b), to the repayment of other Debt of the Company or Debt of a Restricted Subsidiary, to the extent permitted under the terms thereof, and (D) fourth, to the extent of any remaining Net Available Proceeds, to any other use as determined by the Company which is not otherwise prohibited by the Indenture.

                  Notwithstanding the foregoing, the Company shall not be required to comply with the requirements of Clause (ii) or Clause (iii) of the preceding paragraph for any Asset Disposition that is an Excepted Disposition, and the Company shall not be required to comply with the requirements of Clause
(iii) of the preceding paragraph except at any time and from time to time that the aggregate amount of Net Available Proceeds, less Reinvested Amounts, required to be applied pursuant to Clause (iii) (and not theretofore so applied) exceeds $10 million; provided, however, with respect to such Clause (iii), that if any Restricted Subsidiary in which a Reinvested Amount is invested becomes an Unrestricted Subsidiary thereafter, such change in status, except as otherwise provided in clause (b) of the proviso to the penultimate paragraph of Section 1020, will be deemed an Asset Disposition with Net Available Proceeds of cash in an amount equal to such Reinvested Amount (less any portion of such Reinvested Amount theretofore distributed to the Company or any Restricted Subsidiary), and such amount of cash will be applied pursuant to Clause (iii) above (subject to this provison).

                  (b) The Company shall mail by first class mail the Offer Document for an Offer to Purchase required pursuant to Section 1017(a) within 30 days after the date which is one year after the later of the date of consummation of the Asset Disposition referred to in Section 1017(a) or the receipt of the Net Available Proceeds from such Asset Disposition. The aggregate principal amount of the Securities to be offered to be purchased pursuant to the Offer to Purchase shall equal the Net Available Proceeds required to be made available therefor pursuant to Clause (iii)(B) of Section 1017(a) (rounded down to the next lowest integral multiple of $1,000). Each Holder shall be entitled to tender all or any portion of the Securities owned by such Holder pursuant to the Offer to Purchase, subject to the requirement that any portion of a Security tendered must be tendered in an integral multiple of $1,000 principal amount.

                  The Company shall not be entitled to any credit against its obligations under this Section 1017 for the principal amount of any Securities acquired or redeemed by the Company otherwise than pursuant to the Offer to Purchase pursuant to this Section 1017.

                  In the event the Company is required to make an Offer to Purchase pursuant to this Section 1017, and the amount available for such Offer to Purchase is not evenly divisible by $1,000, the Trustee shall promptly refund to the Company, any remaining funds, which in no event will exceed $1,000.

                  (c) Not later than the date of the Offer Document with respect to an Offer to Purchase pursuant to this Section 1017, the Company shall deliver to the Trustee an Officers' Certificate as to (i) the Purchase Amount,
(ii) the allocation of the Net Available Proceeds from the Asset Disposition pursuant to which such Offer to Purchase is being made, including, with respect to Reinvested Amounts, the assets acquired and a statement that such assets will be used in the same or substantially similar or related business of the Company and any of its Wholly Owned Restricted Subsidiaries as conducted prior to such Asset Disposition, and (iii) the compliance of such allocation with the provisions of Section 1017(a).

                  The Company and the Trustee shall perform their respective obligations specified in the Offer Document for the Offer to Purchase. On or prior to the Purchase Date, the Company shall (i) accept for payment (on a pro rata basis, if necessary) Securities or portions thereof tendered pursuant to the Offer to Purchase, (ii) deposit with the Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in
Section 1003) money sufficient to pay the purchase price of all Securities or portions thereof so accepted and (iii) deliver or cause to be delivered to the Trustee all Securities so accepted together with an Officers' Certificate stating the Securities or portions thereof accepted for payment by the Company. The Paying Agent (or the Company, if so acting) shall promptly mail or deliver to

Holders of Securities so accepted payment in an amount equal to the Purchase Price for each $1,000 principal amount of Securities so accepted, and the Company shall promptly execute a new Security or Securities equal in principal amount to any unpurchased portion of the Security surrendered, and thereafter the Trustee shall promptly authenticate and mail or deliver to such Holders such new Security or Securities. Any Security not accepted for payment shall be promptly mailed or delivered by the Company to the Holder thereof. The Company shall publicly announce the results of the Offer to Purchase on or as soon as practicable after the Purchase Date.

                  (d) Notwithstanding the foregoing, this Section 1017 shall not apply to any Asset Disposition which constitutes a transfer, conveyance, sale, lease or other disposition of all or substantially all of the properties and assets of the Company and its Restricted Subsidiaries subject to Section 801.

SECTION 1018.              Change of Control.

                  (a) Upon the occurrence of a Change of Control, each Holder of a Security shall have the right to have such Security repurchased by the Company on the terms and conditions set forth in this Section 1018 and this Indenture. The Company shall, within 30 days following consummation of a transaction that results in a Change of Control, mail an Offer Document with respect to an Offer to Purchase all Outstanding Securities at a Purchase Price equal to 101% of their aggregate principal amount as of the Purchase Date plus any accrued interest (including Special Interest) to the Purchase Date (provided, however, that installments of interest whose Stated Maturity is on or prior to the Purchase Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Dates according to their terms and as set forth in
Section 308). Each Holder shall be entitled to tender all or any portion of the Securities owned by such Holder pursuant to the Offer to Purchase, subject to the requirement that any portion of a Security tendered must be tendered in an integral multiple of $1,000 principal amount.

                  (b) The Company and the Trustee shall perform their respective obligations specified in the Offer Document for the Offer to Purchase. Prior to the Purchase Date, the Company shall (i) accept for payment Securities or portions thereof tendered pursuant to the Offer to Purchase, (ii) deposit with the Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) money sufficient to pay the Purchase Price of all Securities or portions thereof so accepted and (iii) deliver or cause to be delivered to the Trustee all Securities so accepted together with an Officers' Certificate stating the Securities or portions thereof accepted for payment by the Company. The Paying Agent (or the Company if so acting) shall promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the Purchase Price for each $1,000 of Securities so accepted, and the Company shall promptly execute a new Security or Securities equal in principal amount to any unpurchased portion of the Security surrendered as requested by the Holder, and thereafter the Trustee shall promptly authenticate and mail or deliver to such Holders such new Security or Securities. Any Security not accepted for payment shall be promptly mailed or delivered by the Company to the Holder thereof. The Company shall publicly announce the results of the Offer to Purchase on or as soon as practicable after the Purchase Date.

                  (c) A "Change of Control" shall be deemed to have occurred in the event that, after the date of this Indenture, the following occurs: (i) replacement of a majority of the Board of Directors of the Company from the directors who constituted the Board of Directors on the date of the Indenture for any reason other than death, retirement or disability, and such replacement shall not have been approved by the Board of Directors of the Company as constituted on the date of the Indenture (or as changed over time with the approval of the Board of Directors of the Company); or (ii) a Person or entity or group of Persons or entities acting in concert, other than Water Street or its Affiliates or any Person or entity or group of Persons or entities acting in concert and controlled by Water Street or its Affiliates, shall, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise, have become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company representing more than 50% of the total voting power of all classes of the Voting Stock of the Company.

SECTION 1019.              Provision of Financial Information.

                  (a) So long as any of the Securities are

Outstanding, and in addition to and without limitation of the Company's obligations pursuant to Section 704, whether or not the Company is required to be subject to Section 13(a) or 15(d) of the Exchange Act, or any successor provisions, the Company (unless not permitted by the Commission to do so) shall file with the Commission the annual reports, quarterly reports and other documents which the Company would have been required to file with the Commission pursuant to such Section 13(a) or 15(d) or any successor provisions thereto if the Company were so required, such documents to be filed with the Commission on or prior to the respective dates (the "Required Filing Dates") by which the Company would have been required so to file such documents if the Company were so required. The Company shall also in any event (a) within 15 days of each Required Filing Date (i) transmit by mail to all Holders, as their names and addresses appear in the Security Register, without cost to such Holders, and
(ii) file with the Trustee, copies of the annual reports, quarterly reports and other documents which the Company files with the Commission pursuant to such
Section 13(a) or 15(d) or any successor provisions thereto or would have been required to file with the Commission pursuant to such Section 13(a) or 15(d) or any successor provisions thereto if the Company were required to comply with such Sections or successor provisions and (b) if filing such documents by the Company with the Commission is not permitted under the Exchange Act, promptly upon written request supply copies of such documents to any prospective holder of securities. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                  (b) If the Company at any time is not subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act (or any successor provisions) while any Securities constitute Restricted Securities, it will furnish to any holder of such a security (or a beneficial interest therein), or to any prospective purchaser designated by such holder, upon the request of such holder, such financial and other information as may be required to satisfy the requirements of Paragraph (d)(4) of Rule 144A to permit such resales and that information that would be required if the

Company were subject to the informational requirements of Sections 13 or 15(d) of the Exchange Act.

SECTION 1020.              Unrestricted Subsidiaries.

                  The Company at any time may designate any Person that is a Subsidiary, or after the date of this Indenture becomes a Subsidiary, of the Company as an "Unrestricted Subsidiary", whereupon (and until such Person ceases to be an Unrestricted Subsidiary) such Person and each other Person that is then or thereafter becomes a Subsidiary of such Person shall be deemed to be an Unrestricted Subsidiary for all purposes of this Indenture. In addition, the Company may at any time terminate the status of any Subsidiary as an Unrestricted Subsidiary, whereupon such Subsidiary and each other Subsidiary of the Company (if any) of which such Subsidiary is a Subsidiary shall be a Restricted Subsidiary for all purposes of this Indenture. Each such designation or termination shall be evidenced by a Board Resolution and shall be effective upon the later of (i) the date specified therein and (ii) the delivery by the Company to the Trustee of such Board Resolution and an Officer's Certificate stating that the requirements of this Section 1020 will have been satisfied upon effectiveness of such designation or termination.

                  Notwithstanding the foregoing, no change in the status of a Subsidiary of the Company from a Restricted Subsidiary to an Unrestricted Subsidiary or from an Unrestricted Subsidiary to a Restricted Subsidiary shall be effective, and no Person may otherwise become a Restricted Subsidiary, if:

                  (a) the Consolidated EBITDA Coverage Ratio of the Company and its Restricted Subsidiaries for the four full fiscal quarters of the Company next preceding the effective date of such purported change or other event, calculated on a pro forma basis as if such change or other event had been effective at the beginning of such period, would not exceed 2.0 to 1.0;

                  (b) in the case of any change in status of such a Subsidiary from a Restricted Subsidiary to an Unrestricted Subsidiary, the Restricted Payment resulting from such change would violate Clause (3) of the first paragraph of Section 1012, or

                  (c) such change or other event would otherwise result (after the giving of notice or the lapse of time, or both) in an Event of Default.

                  In addition and notwithstanding the foregoing, no Restricted Subsidiary may become an Unrestricted Subsidiary, and the status of any Unrestricted Subsidiary as an Unrestricted Subsidiary shall be deemed to have been immediately terminated (whereupon such Subsidiary and each other Subsidiary of the Company (if any) of which such Subsidiary is a Subsidiary will be a Restricted Subsidiary) at any time when:

                  (i) such Subsidiary (A) has outstanding Debt that is Unpermitted Debt or (B) owns or holds any Capital Stock of or other ownership interests in, or a Lien on any property or other assets of, the Company or any of its Restricted Subsidiaries; or

                  (ii) the Company or any other Restricted Subsidiary (A) provides credit support for, or a Guarantee of, any Debt of such Subsidiary (including any undertaking, agreement or instrument evidencing such Debt) or (B) is directly or indirectly liable for any Debt of such Subsidiary.

Any termination of the status of an Unrestricted Subsidiary as an Unrestricted Subsidiary pursuant to the preceding sentence shall be deemed to result in a breach of this Section 1020 in any circumstance in which the Company would not have been permitted to change the status of such Unrestricted Subsidiary to the status of a Restricted Subsidiary pursuant to the provisions of the preceding paragraph, provided, however, that (a) so long as the aggregate principal amount outstanding of Unpermitted Debt does not exceed $5 million, no such breach will be deemed to have occurred with respect to any Unpermitted Debt until 15 days after the Company has become aware of such Unpermitted Debt and such Unpermitted Debt remains outstanding or Unpermitted Debt, and (b) notwithstanding Sections 1012 and 1017 of this Indenture, any change of status of an Unrestricted Subsidiary to a Restricted Subsidiary as aforesaid followed within one year by a change of status of such Restricted Subsidiary to an Unrestricted Subsidiary will not be deemed an Asset Disposition or cause any Reinvested Amount invested therein to be deemed Net Available Proceeds or the book value or fair market value of the assets thereof to be deemed a Restricted Payment. "Unpermitted Debt" means any Debt of a Subsidiary of the Company if (x) a default thereunder (or under any instrument or agreement pursuant to or by which such Debt is issued, secured or evidenced), or any right that the holders thereof may have to take enforcement action against such Subsidiary or its property or other assets, would permit (whether or not after the giving of notice or the lapse of time or both) the holders of any Debt of the Company or any other Restricted Subsidiary to declare the same due and payable prior to the date on which it otherwise would have become due and payable or otherwise to take any enforcement action against the Company or such other Restricted Subsidiary or (y) such Debt is secured by a Lien on any property or other assets of the Company and any of its other Restricted Subsidiaries.

                  Each Person that is or becomes a Subsidiary of the Company shall be deemed to be a Restricted Subsidiary for all purposes of this Indenture at all times when it is a Subsidiary of the Company that is not an Unrestricted Subsidiary. Each Person that is or becomes a Wholly Owned Subsidiary of the Company shall be deemed to be a Wholly Owned Restricted Subsidiary at all times when it is a Wholly Owned Subsidiary of the Company that is not an Unrestricted Subsidiary.

SECTION 1021.              Statement by Officers as to
                           Default; Compliance Certificates.

                  (a) The Company will deliver to the Trustee, within 90 days after the end of each fiscal year of the Company ending after the date of this Indenture an Officers' Certificate, stating whether or not to the knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

                  (b) The Company shall deliver to the Trustee, as soon as possible and in any event within 30 days after the Company becomes aware of the occurrence of an Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such Event of Default or default, and the action which the Company proposes to take with respect thereto.

SECTION 1022.              Waiver of Certain Covenants.

                  The Company may omit in any particular instance to comply with any covenant or condition set forth in Section 801 and Sections 1004 through 1021, inclusive, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect; provided, however, with respect to an Offer to Purchase as to which an Offer Document has been mailed, no such waiver may be made or shall be effective against any Holder tendering Securities pursuant to such Offer to Purchase, and the Company may not omit to comply with the terms of such Offer Document as to such Holder, unless such Holder shall have waived such requirement.

                                 ARTICLE ELEVEN

                            Redemption of Securities

SECTION 1101.              Redemption at the Election of the Company.

                  The Securities may be redeemed at the election of the Company, at the times and the Redemption Prices and subject to the conditions and other requirements specified in the form of Security hereinbefore set forth.

SECTION 1102.              Applicability of Article.

                  Redemption of Securities at the election of the Company, as permitted or required by any provision of the Securities and this Indenture, shall be made in accordance with such provision and the applicable provisions of this Article.

SECTION 1103.              Election to Redeem; Notice to Trustee.

                  The election of the Company to redeem any Securities pursuant to Section 1101 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed.

SECTION 1104.              Selection by Trustee of Securities
                           to Be Redeemed.

                  If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $1,000 or any integral multiple thereof) of the principal amount of Securities of a denomination larger than $1,000.

                  The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of such Securities which has been or is to be redeemed.

SECTION 1105.              Notice of Redemption.

                  Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

                  All notices of redemption provide the CUSIP numbers of the Securities to be redeemed and shall state:

                  (1)  the Redemption Date,

                  (2)  the Redemption Price,

                  (3) if less than all the Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed,

                  (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date,

                  (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

                  (6) that in the case that a Security is only redeemed in part, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities in an aggregate amount equal to the unredeemed portion of the Security.

                  Notice of redemption of Securities to be redeemed pursuant to this Article Eleven shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

SECTION 1106.              Deposit of Redemption Price.

                  Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) any accrued interest on, all the Securities which are to be redeemed on that date.

SECTION 1107.              Securities Payable on Redemption Date.

                  Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company or Paying Agent at the Redemption Price, together with any accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Dates according to their terms and the provisions of
Section 308.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal of (and premium, if any) and interest on such Security shall be deemed overdue and shall, until paid, bear interest from the Redemption Date at the rate provided by the Security.

SECTION 1108.              Securities Redeemed in Part.

                  Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to Section 1002 (with due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal amount of the Security so surrendered.


                                 ARTICLE TWELVE

                       Defeasance and Covenant Defeasance

SECTION 1201.              Company's Option to Effect Defeasance
                           or Covenant Defeasance.

                  The Company may at its option by Board Resolution, at any time after the Exchange Offer has been consummated (or, if applicable, the Shelf Registration Statement has been declared or otherwise become effective) in accordance with the Exchange and Registration Rights Agreement, elect to have either Section 1202 or Section 1203 applied to the Outstanding Securities upon compliance with the conditions set forth below in this Article Twelve.

SECTION 1202.              Defeasance and Discharge.

                  Upon the Company's exercise of the option provided in Section 1201 applicable to this Section, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities, on and after the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 1204 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 307, 1002, 1003 and 1019, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article Twelve. Subject to compliance with this Article Twelve the Company may exercise its option under this Section 1202 notwithstanding the prior exercise of its option under Section 1203.

SECTION 1203.              Covenant Defeasance.

                  Upon the Company's exercise of the option provided in Section 1201 applicable to this Section, (i) the Company shall be released from its obligations under Sections 1005 through 1018, inclusive, and Section 1020 and Clauses (3) and (4) of Section 801, and (ii) the occurrence of an event specified in Section 501(3) (with respect to Section 801, only Clauses (1), (3) and (4) thereof), 501(4) (with respect to any of Sections 1005 through 1018, inclusive, and Section 1020), 501(5) and 501(6) shall not be deemed to be an Event of Default on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section, Clause or Article, whether directly or indirectly by reason of any reference elsewhere herein to any such Section, Clause or Article or by reason of any reference in any such Section, Clause or Article to any other provision herein or in any other document; but the remainder of this Indenture and such Securities shall be unaffected thereby.

SECTION 1204.              Conditions to Defeasance or
                           Covenant Defeasance.

                  The following shall be the conditions to application of either
Section 1202 or Section 1203 to the then Outstanding Securities:

                  (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609 who shall agree to comply with the provisions of this Article Twelve applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in an amount sufficient in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written opinion with respect thereto delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of (premium, if any) and each installment of interest, if any, on the Outstanding Securities on the Stated Maturity of such principal or installment of interest in accordance with the terms of this Indenture and of such Securities.

                  (2) In the case of an election under Section 1202, the Company shall have delivered to the Trustee an Opinion of Counsel stating that
         (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities will not recognize gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred.

                  (3) In the case of an election under Section 1203, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities will not recognize gain or loss for Federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit and covenant defeasance had not occurred.

                  (4) The Company shall have delivered to the Trustee an Officer's Certificate to the effect that the Securities, if then listed on any securities exchange or approved for trading in any automated quotation system, will not be delisted or disapproved for such trading as a result of such deposit.

                  (5) No Event of Default or event which with notice or lapse of time or both would become an Event of Default shall have occurred and be continuing on the date of such deposit or, insofar as subsections 501(7) and (8) are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                  (6) Such defeasance or covenant defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such Act).

                  (7) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

                  (8) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 1202 or the covenant defeasance under

         Section 1203 (as the case may be) have been complied with.

                  (9) Such defeasance or covenant defeasance shall not result in the trust arising from such deposit constituting an investment company as defined in the Investment Company Act of 1940, as amended from time to time, or such trust shall be qualified under such act or exempt from regulation thereunder.

SECTION 1205.              Deposited Money and U.S. Government
                           Obligations to Be Held in Trust;
                           Other Miscellaneous Provisions.

                  Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee -- collectively, for purposes of this Section 1205, the "Trustee") pursuant to Section 1204 in respect of the Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

                  The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1204 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Out standing Securities.

                  Anything in this Article Twelve to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request and be relieved of all liability with respect to any money or U.S. Government Obligations held by it as provided in Section 1204 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written opinion with respect thereto delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or cove-nant defeasance.

SECTION 1206.              Reinstatement.

                  If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 1202 or 1203 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article Twelve until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with
Section 1202 or 1203; provided, however, that if the Company makes any payment of principal of (and premium, if any) or interest on any Security following the reinstatement of its obligations, the Trustee or Paying Agent shall promptly pay any such amount to the Holder of the Securities and the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or the Paying Agent.

                                ARTICLE THIRTEEN

                           Subordination of Securities

SECTION 1301.              Securities Subordinate to Senior Debt.

                  The Company covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article (subject to the provisions of Article Four and Article Twelve), the payment of the principal of (and premium, if any) and interest (including any Special Interest) on the Securities and all other Obligations in respect of the Securities or on account of any Claim (collectively, the "Subordinated Obligations") are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Debt of the Company.

SECTION 1302.              Payment Over of Proceeds Upon
                           Dissolution, Etc.

                  In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company, then and in any such event specified in (a), (b) or (c) above (each such event, if any, herein sometimes referred to as an "Insolvency Proceeding") the holders of all Senior Debt of the Company shall first be entitled to receive payment in full of the principal of (and premium, if any), interest on and all other Obligations in respect of such Senior Debt, including all amounts due or to become due on all such Senior Debt, or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of such Senior Debt, before the Holders of the Securities are entitled to receive any payment or distribution of any kind or character from the Company, whether in cash, property or securities (including any payment or distribution which may be payable or deliverable by reason of the payment of any other Debt of the Company subordinated to the payment of the Securities) on account of the Subordinated Obligations or on account of any purchase, redemption or other acquisition of Securities by the Company or any Subsidiary of the Company (all such payments, distributions, purchases and acquisitions herein referred to, individually and collectively, as a "Securities Payment"), and to that end the holders of Senior Debt of the Company shall be entitled to receive, for application to the payment thereof, any Securities Payment which may be payable or deliverable in respect of the Securities in any such Insolvency Proceeding.

                  If notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received during the pendency of any Insolvency Proceeding any Securities Payment before all Senior Debt of the Company is paid in full or payment thereof provided for in cash or cash equivalents or otherwise in a manner satisfactory to the holders of such Senior Debt, then in such event such Securities Payment shall be paid over or delivered forthwith to the holders of Senior Debt for application to the payment of such Senior Debt remaining unpaid, to the extent necessary to pay such Senior Debt in full, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Debt. Notwithstanding the foregoing, Holders of the Securities may receive Subordinated Securities.

                  The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of all or substantially all of its properties and assets as an entirety to another Person upon the terms and conditions set forth in Article Eight shall not be deemed an Insolvency Proceeding for the purposes of this Section if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer such properties and assets as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article Eight.

SECTION 1303. No Payment When Senior Debt in Default.

                  In the event that any Senior Payment Default (as defined below) shall have occurred and be continuing, then no Securities Payment (except for Subordinated Securities) shall be made unless and until such Senior Payment Default shall have been cured or waived in writing in accordance with the instruments governing such Designated Senior Debt or shall have ceased to exist or all amounts then due and payable in respect of Senior Debt of the Company shall have been paid in full, or provision shall have been made for such payment in cash or otherwise in a manner satisfactory to the holders of such Senior Debt. "Senior Payment Default" means (i) any default in the payment of principal of (or premium, if any) or interest on or any other payment Obligation owing in respect of any Designated Senior Debt of the Company and (ii) any event of default with respect to Designated Senior Debt of the Company which has resulted in such Designated Senior Debt becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable.

                  In the event that any Senior Nonmonetary Default (as defined below) shall have occurred and be continuing, then, upon the receipt by the Company and the Trustee of written notice of such Senior Nonmonetary Default from the administrative agent under the New Credit Facility or the trustee or other authorized representative of the holders of any Designated Senior Debt (in any case, a "Senior Representative"), no Securities Payment (except for Subordinated Securities) shall be made during the period (the "Blockage Period") commencing on the date of such receipt of such written notice and ending on the earliest of

(i) 179 days after such date, (ii) the date, if any, on which the Designated Senior Debt to which such default relates is paid in full or such default is waived in writing in accordance with the instruments governing such Designated Senior Debt or otherwise cured and (iii) the date on which the Company and the Trustee receive written notice from such Senior Representative terminating the Blockage Period. If notwithstanding the foregoing the Trustee or the Holder of any Security receives during the pendency of any Blockage Period any Securities Payment before such Designated Senior Debt is paid in full or payment thereof is provided for in cash or cash equivalents or otherwise in a manner satisfactory to the holders of such Designated Senior Debt, then in such event such Securities Payment will be required to be paid over or delivered forthwith to the holders of such Designated Senior Debt for application to the payment thereof, to the extent necessary to pay such Designated Senior Debt in full. Notwithstanding the foregoing, Holders of the Securities may receive Subordinated Securities. "Senior Nonmonetary Default" means the occurrence or existence and continuance of any event of default, or of any event which, after notice or lapse of time (or both), would become an event of default, under the terms of any instrument pursuant to which any Designated Senior Debt of the Company is outstanding, permitting (after notice or lapse of time or both) one or more holders of such Designated Senior Debt (or a trustee or agent on behalf of the holders thereof) to declare such Designated Senior Debt due and payable prior to the date on which it would otherwise become due and payable, other than a Senior Payment Default.

                  During any 360-day period, the aggregate of all Blockage Periods shall not exceed 179 days and there shall be a period of at least 181 consecutive days in each consecutive 360-day period when no Blockage Period is in effect. When no Blockage Period is in effect, the Company may make all required payments (including any such payments not made during any Blockage Period) in respect of the Securities not prohibited by the terms of these subordination provisions. No Senior Payment Default or Senior Nonmonetary Default that existed or was continuing on the date of commencement of any Blockage Period will be, or can be, made the basis for the commencement of a subsequent Blockage Period, unless such default has been cured or waived for a period of not less than 90 consecutive days.

                  The provisions of this Section shall not apply to any Securities Payment with respect to which Section 1302 would be applicable.

                  If a payment of the Securities is accelerated because of an Event of Default, the Company shall promptly notify holders of Senior Debt of the acceleration.

                  In the event that the Trustee or any Holder receives any payment of any Obligations with respect to the Securities at the time when such payment is prohibited by this Article Thirteen, such payment shall be held by the Trustee or such Holder, in trust for the benefit of, and shall be paid forthwith over and delivered to, the holders of Senior Debt as their interest may appear or their Senior Representative, for application to the payment of all Obligations with respect to Senior Debt remaining unpaid to the extent necessary to pay such obligations in full in accordance with their terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt.

SECTION 1304.              Certain Payments Permitted.

                   Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent the Company, at any time except during the pendency of any Insolvency Proceeding referred to in Section 1302 or under the conditions described in Section 1303, from making Securities Payments.

SECTION 1305.              Subrogation to Rights of Holders of Senior
                           Debt.

                  Subject to the payment in full in cash of all amounts due or to become due on or in respect of Senior Debt of the Company, or the provision for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of such Senior Debt, the Holders of the Securities shall be subrogated to the rights of the holders of such Senior Debt to receive payments and distributions of cash, property and securities applicable to such Senior Debt until the principal of (and premium, if any) and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Debt of the Company of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Debt of the Company, as the case may be, by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Debt and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Debt of the Company.

SECTION 1306.              Provisions Solely to Define Relative Rights.

                  The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders on the one hand and the holders of Senior Debt on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Debt and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional (and which, subject to the rights under this Article of the holders of Senior Debt, is intended to rank equally with all other general obligations of the Company), to pay to the Holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Debt; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Debt to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

SECTION 1307.              Trustee to Effectuate Subordination.

                  Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes including, without limitation, the timely filing of a claim for the unpaid balance of the Security held by such Holder in the form required in any Insolvency Proceeding and causing such claim to be approved. If a proper claim or proof of debt in the form required in such proceeding is not filed prior to 30 days before the expiration of the time to file such claims or proofs, then, so long as any Senior Debt is committed or outstanding under the New Credit Facility, the Senior Representative for the New Credit Facility is hereby authorized, and shall have the right (without any duty), to file an appropriate claim for and on behalf of such Holders of the Securities.

SECTION 1308. No Waiver of Subordination Provisions.

                  No right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

                  Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Debt may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Debt, even if any right of reimbursement or subrogation or other right or remedy of any Holder is affected, impaired or extinguished thereby, do any one or more of the following:

                  (1) change the manner, place or terms of payment or change or extend the time of payment of, or renew, exchange, amend, increase or alter, the terms of any Senior Debt, any security therefor or guaranty thereof or any liability of any obligor thereon (including any guarantor) to such holder, or any liability incurred directly or indirectly in respect thereof or otherwise amend, renew, exchange, extend, modify, increase or supplement in any manner any Senior Debt or any instrument evidencing or guaranteeing or securing the same or any agreement under which Senior Debt is outstanding

                  (2) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any property pledged, mortgaged or otherwise securing Senior Debt or any liability of any obligor thereon, to such holder, or any liability incurred directly or indirectly in respect thereof;

                  (3) settle or compromise any Senior Debt or any other liability of any obligor of the Senior Debt to such holder or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including without limitation, Senior Debt) in any manner or order; and

                  (4) fail to take or to record or otherwise perfect, for any reason or for no reason, any lien or security interest securing Senior Debt by whomsoever granted, exercise or delay in or refrain from exercising any right or remedy against any obligor or any guarantor or any other person, elect any remedy and otherwise deal freely with any obligor and any security for the Senior Debt or any liability of any obligor to such holder of any liability incurred directly or indirectly in respect thereof.

SECTION 1309.              Notice to Trustee.

                  The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Debt or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 601, shall be entitled in all respects to assume that no such facts exist, provided that nothing in this Section 1309 shall impair the subordination provisions of this Article Thirteen.

                  Subject to the provisions of Section 601, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Debt (or a trustee, representative or agent therefor) to establish that such notice has been given by a holder of Senior Debt (or a trustee, representative or agent therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Debt to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 1310.              Reliance on Judicial Order or Certificate of
                           Liquidation Agent.

                  Upon any payment or distribution of assets or securities of the Company referred to in this Article, the Trustee, subject to the provisions of Section 601, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which any proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Debt and other indebtedness of the Company, as the case may be, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

SECTION 1311.              Trustee Not Fiduciary for Holders of Senior
                           Debt.

                  The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and shall not be liable (except for its gross negligence or willful misconduct) to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Debt shall be entitled by virtue of this Article or otherwise. The Trustee shall not be charged with knowledge of the existence of Senior Debt or of any facts that would prohibit any payment hereunder unless the Trustee shall have received notice to that effect at the address of the Trustee set forth in Section 105. With respect to the holders of Senior Debt, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article and no implied covenants or obligations with respect to holders of Senior Debt shall be read into this Indenture against the Trustee.

SECTION 1312.              Rights of Trustee as Holder of Senior Debt;
                           Preservation of Trustee's Rights.

                  The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Debt which may at any time be held by it, to the same extent as any other holder of Senior Debt, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

                  Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.

SECTION 1313.              Article Applicable to Paying Agents.

                  In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that this Section 1313 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

SECTION 1314.              Defeasance of this Article Thirteen.

                  The subordination of the Securities provided by this Article Thirteen is expressly made subject to the provisions for defeasance or covenant defeasance in Articles Four and Twelve and, anything herein to the contrary notwithstanding, upon the effectiveness of any such defeasance or covenant defeasance, the Securities then Outstanding shall thereupon cease to be subordinated pursuant to this Article Thirteen.

                                ARTICLE FOURTEEN

                 Jurisdiction and Consent to Service of Process

SECTION 1401.              Jurisdiction and Consent to Service of
                           Process.

                  (a) The Company hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to the Securities or this Indenture, or for recognition or enforcement of any judgment, and the Company hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. The Company agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Article Fourteen shall affect any right that any Holder or the Trustee may otherwise have to bring any action or proceeding relating to the Securities or this Indenture against the Company or its properties in the courts of any jurisdiction.

                  (b) The Company hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to the Securities or this Indenture in any New York State or Federal court. The Company hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (c) The Company irrevocably consents to service of process in the manner provided for notices in Section 105. Nothing in this Agreement will affect the right of any Holder or the Trustee to serve process in any other manner permitted by law.


                              --------------------

                  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.


                                                 Insilco Corporation,


                                                 By: /s/ David A. Kauer
                                                     ---------------------------
                                                     Name: David A. Kauer
                                                     Title: Vice President and
                                                     Treasurer


                                                 By: /s/ Kenneth H. Koch
                                                     ---------------------------
                                                     Name:
                                                     Title:


                                                 THE BANK OF NEW YORK,
                                                 As Trustee

                                                 By: /s/ Mary Jane Morrissey
                                                     ---------------------------
                                                     Name: Mary Jane Morrissey
                                                     Title: Vice President

STATE OF NEW YORK )
                        ss.:
COUNTY OF NEW YORK)


                  On the 12th day of August, 1997, before me personally came David A. Kauer, to me known, who, being by me duly sworn, did depose and say that he is the Vice President and Treasurer of Insilco Corporation, the corporation described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.



                                                          /s/ Diane M. Carbone
                                                          --------------------

STATE OF NEW YORK )
                       ss.:
COUNTY OF NEW YORK)


                  On the 12th day of August, 1997, before me personally came Kenneth H. Koch, to me known, who, being by me duly sworn, did depose and say that he is the Vice President, General Counsel and Secretary of Insilco Corporation, the corporation described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.



                                                          /s/ Diane M. Carbone
                                                          --------------------

                                                           ANNEX A -- Form of
                                                        Regulation S Certificate








                            REGULATION S CERTIFICATE

         (For transfers pursuant to Section 306(b)(i) of the Indenture)



The Bank of New York
101 Barclay Street, Floor 21W
New York, New York 10286


                  Re: 10.25% Senior Subordinated Notes due 2007 of Insilco Corporation
                           (the "Securities")

                  Reference is made to the Indenture, dated as of August 12, 1997 (the "Indenture"), from Insilco Corporation (the "Company") to The Bank of New York, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

                  This certificate relates to U.S. $____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

                  CUSIP No(s). ___________________________

                  CERTIFICATE No(s). _____________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". The Specified Securities are represented by a Global Security and are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner.

                  The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a beneficial interest in a Regulation S Global Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 904 or Rule 144 under the Securities Act and with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

                  (1) Rule 904 Transfers. If the transfer is being effected in accordance with Rule 904:

                           (A) the Owner is not a distributor of the Securities,
                  an affiliate of the Company or any such distributor or a person acting on behalf of any of the foregoing;

                           (B) the offer of the Specified Securities was not
                  made to a person in the United States;

                           (C) either:

                                    (i) at the time the buy order was
                           originated, the Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or

                                    (ii) the transaction is being executed in,
                           on or through the facilities of the Eurobond market, as regulated by the Association of International Bond Dealers, or another designated offshore securities market and neither the Owner nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

                           (D) no directed selling efforts have been made in the
                  United States by or on behalf of the Owner or any affiliate thereof;

                           (E) if the Owner is a dealer in securities or has
                  received a selling concession, fee or other remuneration in respect of the Specified Securities, and the transfer is to occur during the Restricted Period, then the requirements of Rule 904(c)(1) have been satisfied; and

                           (F) the transaction is not part of a plan or
                  scheme to evade the registration requirements of the Securities Act.

                  (2) Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

                           (A) the transfer is occurring after a holding period
                  of at least one year (computed in accordance with paragraph
                  (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

                           (B) the transfer is occurring after a holding period
                  of at least two years (computed in accordance with paragraph
                  (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers.


Dated:                                      ___________________________________
                                            (Print the name of the Undersigned,
                                            as such term is defined in the
                                            second paragraph of this
                                            certificate.)



                                             By:_______________________________
                                                Name:
                                                Title:

                                             (If the Undersigned is a
                                             corporation, partnership or
                                             fiduciary, the title of the person
                                             signing on behalf of the
                                             Undersigned must be stated.)

                                                   ANNEX B -- Form of Restricted
                                                       Securities Certificate



                        RESTRICTED SECURITIES CERTIFICATE

         (For transfers pursuant to Section 306(b)(ii) of the Indenture)



The Bank of New York
101 Barclay Street, Floor 21W
New York, New York 10286


                  Re: 10.25% Senior Subordinated Notes due 2007 of Insilco Corporation
                           (the "Securities")

                  Reference is made to the Indenture, dated as of August 12, 1997 (the "Indenture"), from Insilco Corporation (the "Company") to The Bank of New York, as Trustee. Terms used herein and defined in the Indenture or in Rule 144A or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

                  This certificate relates to U.S. $_____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

                  CUSIP No(s). ___________________________
                  ISIN No(s). If any. ____________________
                  CERTIFICATE No(s). _____________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". The Specified Securities are represented by a Global Security and are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner.

                  The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a beneficial interest in a Restricted Global Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, (i) the Owner is not a U.S. Person (as defined in the Indenture) and (ii) such transfer is being effected in accordance with Rule

144A or Rule 144 under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

                  (1) Rule 144A Transfers. If the transfer is being effected in accordance with Rule 144A:

                           (A) the Specified Securities are being transferred to
                  a person that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

                           (B) the Owner and any person acting on its behalf
                  have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer; and

                  (2) Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

                           (A) the transfer is occurring after a holding period
                  of at least one year (computed in accordance with paragraph
                  (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

                           (B) the transfer is occurring after a holding period
                  of at least two years (computed in accordance with paragraph
                  (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers.

Dated:                                      ____________________________________
                                            (Print the name of the Undersigned,
                                            as such term is defined in the
                                            second paragraph of this
                                            certificate.)





                                            By:_________________________________
                                               Name:
                                               Title:

                                            (If the Undersigned is a
                                            corporation, partnership or
                                            fiduciary, the title of the person
                                            signing on behalf of the
                                            Undersigned must be stated.)

                                                 ANNEX C -- Form of Unrestricted
                                                      Securities Certificate




                       UNRESTRICTED SECURITIES CERTIFICATE

       (For removal of Securities Act Legends pursuant to Section 306(c))



The Bank of New York
101 Barclay Street, Floor 21W
New York, New York 10286


                  Re: 10.25% Senior Subordinated Notes due 2007 of Insilco Corporation
                           (the "Securities")

                  Reference is made to the Indenture, dated as of August 12, 1997 (the "Indenture"), from Insilco Corporation (the "Company") to The Bank of New York, as Trustee. Terms used herein and defined in the Indenture or in Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

                  This certificate relates to U.S. $_____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

                  CUSIP No(s). ___________________________

                  CERTIFICATE No(s). _____________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

                  The Owner has requested that the Specified Securities be exchanged for Securities bearing no Securities Act Legend pursuant to Section 306(c) of the Indenture. In connection with such exchange, the Owner hereby certifies that the exchange is occurring after a holding period of at least two years (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company. The Owner also acknowledges that any future transfers of the Specified Securities must comply with all applicable securities laws of the states of the United States and other jurisdictions.

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers.



Dated:                                      ___________________________________
                                            (Print the name of the Undersigned,
                                            as such term is defined in the
                                            second paragraph of this
                                            certificate.)





                                             By:________________________________
                                                Name:
                                                Title:

                                             (If the Undersigned is a
                                             corporation, partnership or
                                             fiduciary, the title of the person
                                             signing on behalf of the
                                             Undersigned must be stated.)



                                      C-2